As filed with the Securities and Exchange Commission on April 21, 2026
Registration No. 333-164147
811-07711

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 18
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 70

John Hancock Life Insurance Company (U.S.A.) Separate Account Q
(formerly, John Hancock Variable Annuity Account H)
(Exact name of Registered Separate Account)
John Hancock Life Insurance Company (U.S.A.)
(formerly, The Manufacturers Life Insurance Company (U.S.A.))
(Name of Insurance Company)

38500 Woodward Avenue Bloomfield Hills, Michigan 48304
(Address of Insurance Company’s Principal Executive Offices)

(617) 663-3000
(Insurance Company’s Telephone Number Including Area Code)

Sophia Pattas, Esquire John Hancock Life Insurance Company (U.S.A.) 197 Clarendon Street Boston, MA 02116
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
Title of Securities Being Registered: Variable Annuity Insurance Contracts
Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this amendment.
It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[X] on April 27, 2026, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on _____ pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
[ ] New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
[ ] Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

[ ] If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
[X] Insurance Company relying on Rule 12h-7 under the Exchange Act
[ ] Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Revolution Value Variable Annuity Prospectus
Previously Issued Contracts

April 27, 2026
This Prospectus describes interests in the Revolution Value deferred payment individual and group Variable Annuity Contracts that were previously issued by John Hancock Life Insurance Company (“JHLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”). These Contracts are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, “we,” “us,” “our,” or “the Company” refers to John Hancock USA.
This Prospectus describes the Variable Investment Options of the Contracts to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account Q (the “Separate Account”). Each Subaccount invests in a Portfolio, listed in the “APPENDIX: PORTFOLIOS AVAILABLE UNDER THE CONTRACT” section to this Prospectus, that corresponds to one of the Variable Investment Options we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.
This Contract is a complex investment and involves risks, including potential loss of principal. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is unsuitable as a short-term savings vehicle because of the substantial Contract-level charges, including the surrender charge, as well as potential adverse tax consequences from such short-term use. Withdrawals could also result in surrender charges, taxes, and tax penalties, as applicable.
Investment in the Contract is subject to risks related to John Hancock USA or John Hancock New York, including that the obligations (including under the fixed account investment option), guarantees, or benefits are subject to the financial strength and claims-paying ability of John Hancock USA or John Hancock New York.
Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
0426:RVAVIP
Revolution Value

ii

iii

I. Glossary
The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.
1940 Act: The Investment Company Act of 1940, as amended.
Accumulation Period: The period between the issue date of the Contract and its Maturity Date.
Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.
Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application.
Annuities Service Center: The mailing address of our service office is listed on the back cover of this Prospectus. You can send overnight mail to 372 University Ave – Suite 55445, Westwood, MA 02090.
Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.
Annuity Period: The period when we make annuity payments to you following the Maturity Date.
Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.
Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner. The Beneficiary is as specified in the application, unless changed.
Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.
Code: The Internal Revenue Code of 1986, as amended.
Company: John Hancock Life Insurance Company (U.S.A.).
Contract: The Variable Annuity contract described by this Prospectus.
Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.
Contract Date: The date of issue of the Contract.
Contract Value: The total of the Investment Account values attributable to the Contract.
Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.
Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.
Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.
General Account: All of the Company’s assets other than assets in its Separate Account or any other separate account that it may maintain.
Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.
Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.
JHLICO: John Hancock Life Insurance Company.
John Hancock USA: John Hancock Life Insurance Company (U.S.A.).
Maturity Date: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.
Nonqualified Contract: A Contract which was not issued under a Qualified Plan.
Owner or Contract Owner (“you”): The person, persons, co-Owners or entity entitled to all of the ownership rights under the Contract. The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. We may refer to the Owner in this Prospectus as “you.”
Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.
Prospectus: This prospectus that describes interests in a Contract.
Purchase Payment: An amount you pay to us for the benefits provided by the Contract.
Qualified Contract: A Contract issued under a Qualified Plan.
Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.
Rider: An optional benefit that you may have elected for an additional charge.
Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account Q. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.
Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.
Subaccount: A separate division of the Separate Account.
Surrender Value: The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.
Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.
Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.
Variable Investment Option: An Investment Option corresponding to a Subaccount of the Separate Account that invests in shares of a specific Portfolio.
Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax, proportional share of administrative fee and market value adjustment, to process a withdrawal.

II. Overview
This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (the “SAI”) for more detailed information.
We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material variations in this Prospectus. Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.
Additional information about the Portfolios is provided in “Appendix: Portfolios Available Under the Contract.”
The Contracts described in this Prospectus are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract.
Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you.
The Variable Investment Options shown in “Appendix” Portfolios Available Under the Contract” are those available as of the date of this Prospectus. There may be Variable Investment Options that are not available to you. We may add, modify or delete Variable Investment Options in the future.
When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of John Hancock Variable Insurance Trust (we refer to the John Hancock Variable Insurance Trust as the “Series Portfolios.”) The Series Portfolios are so-called “series” type mutual funds registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Portfolio. Be sure to read that prospectus before selecting any of the Variable Investment Options.
Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. During this phase you cannot make withdrawals and the death benefit and any living benefit will have terminated. Your Contract Value during the Accumulation Period is variable and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.
For amounts you do not wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by your Contract. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a minimum rate stated in your Contract. If you remove money from any Fixed Investment Option prior to its expiration, however, we may increase or decrease your Contract Value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that Fixed Investment Option. This is known as a “market value adjustment.”
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to the John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may have been sold on a group basis. If you purchased the annuity under a group contract, you would have been issued a group certificate. If that is the case, the word “Contract” as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.
Section 403(b) Plans. If you purchased this Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless: (i) we receive the Additional Purchase Payment for the Contract directly from the Section 403(b) Plan through your employer, the 403(b) Plan’s administrator, the 403(b) Plan’s sponsor or in the form of a transfer acceptable to us; (ii) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (iii) unless contained in an Information Sharing Agreement, we have received a written determination by your employer, the 403(b) Plan administrator or the 403(b) Plan sponsor that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).
We may have accepted, rejected or modified any of the terms of a proposed Information Sharing Agreement presented to us, and we may not have entered into an Information Sharing Agreement with your Section 403(b) Plan.
For more information regarding Section 403(b) Plans, please see “XI. Federal Tax Matters – Qualified Plan Types.”
The Contracts were not available in all states. Certain features of the Contracts, including optional benefit Riders, may not have been available or may have been modified for Contracts issued in various states. You should review your Contract, or contact the Annuities Service Center, for additional information. You should disregard all references in the Prospectus to benefits that are not available in your state.
This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

III. Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES
Are There Charges for Early Withdrawals?
Yes. There are withdrawal charges that you pay at the time you withdraw Contract Values or surrender the Contract on a first-in, first-out basis, measured from the date of each Purchase
Payment.
The maximum withdrawal charge is 7% of the Purchase Payment in the first year, reducing to
1% in the seventh year, and 0% thereafter.
For example, assuming a $100,000 investment, the highest possible surrender charge would be $7,000.
For more information on charges for early withdrawals, please refer to “IV. Fee Tables –
Transaction Expenses”.

Are There Transaction Charges?
Yes. In addition to surrender charges (if applicable), you may also be charged for the following transactions:
State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment
(see “VI. Basic Information”), may also apply to your Contract.
We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
For more information on transaction charges and transfer fees, please refer to “IV. Fee Tables
–Transaction Expenses” and “VI. Basic Information.”

Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.25%	1.25%
	Portfolio Company fees and expenses[2]	0.25%	1.08%
	Optional benefits available for an additional Charge (for a single optional benefit, if elected)[3]	0.10%[3]	0.35%[4]
	[1] Charge based on average daily assets allocated to the Subaccounts.
	[2] Charge based as a percentage of the Portfolio’s average net assets.
	[3] Charge based on Adjusted Guaranteed Withdrawal Balance.
	[4] Charge as a percentage of your initial Purchase Payment
Because your Contract is customizable, the choices you make affect how much you will pay.
To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add charges for early withdrawals or surrender charges that substantially increase costs.

	Lowest Annual Cost $1,362.79	Highest Annual Cost $2,783.80
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of Contract
Classes and Portfolio Company fees and
expenses
●No optional benefits
●No sales charges
●No additional purchase payments,
transfers or withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of Contract
Classes, optional benefits and Portfolio
Company fees and expenses
●No sales charges
●No additional purchase payments, transfers
or withdrawals

For more information on ongoing fees and expenses, please refer to “IV. Fee Tables – Periodic Fees and Expenses Other Than Portfolio Expenses.”
RISKS
Is There a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in this Contract. You bear the investment risk of any
Portfolio you choose as a Variable Investment Option for your Contract.
For more information on risk of loss, please refer to “V. Principal Risks of Investing in the
Contract.”

Is this a Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is unsuitable as a short-term savings vehicle because of the substantial Contract-level charges, including the surrender charge, as well as potential adverse tax consequences from such short-term use.
Any withdrawal from the Contract may result in surrender charges, taxes, and tax penalties, as applicable.
For more information on the short-term investment risks, please refer to “V. Principal Risks of
Investing in the Contract.”

What Are the Risks Associated with the Investment Options?
An investment in this Contract is subject to the risk of poor performance and can vary depending on the performance of the Investment Options available under the Contract (e.g.,
Portfolio Companies). Each such option (including any fixed account investment option) will have its own unique risks, and you should review these Investment Options before making an investment decision.
For more information on the risks associated with Investment Options, please refer to “V.
Principal Risks of Investing in the Contract.”

What Are the Risks Related to the Insurance Company?
Your investment in the Contract is subject to risks related to John Hancock USA or John
Hancock New York, including that the obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of John
Hancock USA or John Hancock New York. Information about John Hancock USA and John
Hancock New York, including their financial strength ratings, are available upon request from your John Hancock representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-344-1029.
For more information on insurance company risks, please refer to “V. Principal Risks of
Investing in the Contract.”

RESTRICTIONS
Are There Restrictions on Investment Options?
Yes. There are restrictions that may limit the variable Investment Options and general account option that you may choose, as well as limitations on the transfer of Contract Value among those options.
These restrictions may include a monthly limit on the number of transfers you may make. We may also impose additional restrictions to discourage market timing and disruptive trading activity.
Among other things, the Contract allows us to eliminate the shares of a Portfolio or substitute shares of another new or existing Portfolio, subject to applicable legal requirements.
Additionally, the Company reserves the right to stop accepting Purchase Payments.
For more information on investment and transfer restrictions, please refer to VI. Basic
Information.

Are There any Restrictions on Contract Benefits?
Yes. There are restrictions and limitations relating to optional benefits, and/or whether an optional benefit may be modified or terminated by us.
Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
For more information on optional benefit restrictions, please refer to “VI. Basic Information –
What other optional benefits may have been available when I purchased a Contract?” and
Appendix C: “Optional Enhanced Death Benefits.”

TAXES
What Are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and amounts received under the Contract. There is no additional tax benefit to you if the
Contract was purchased through a tax-qualified plan or an individual retirement account
(IRA). If we pay out any amount of your Contract Value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the Purchase Payments paid, with any portion not treated as a return of your Purchase Payments subject to ordinary income tax, and may be subject to tax penalties.
For more information about tax implications, please refer to “XI. Federal Tax Matters.”

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Some investment professionals may have received compensation for selling the Contract by means of various commissions and revenue sharing arrangements. The investment professional may have had a financial incentive to offer or recommend this Contract over another investment.
For more information on investment professional compensation, please refer to “VII. General
Information about Us, the Separate Accounts and the Portfolios.”

Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own, and you should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing Contract, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.
For more information on exchanges, please refer to “XI. Federal Tax Matters.”

IV. Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from Contract. Please refer to your Contract specifications page for the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you paid at the time that you bought the Contract as well as information about the fees and expenses you pay when you make Additional Purchase Payments under the Contract, make withdrawals from Contract Values, surrender the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.
Transaction Expenses
John Hancock USA Contracts and John Hancock New York Contracts
Withdrawal Charge (as a percentage of Purchase Payments)[1]	7%[2]
Transfer Fee[3]	$25
1
The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
2
This charge is 7% of each premium paid in the first year, 6% in the second year, 5% in the third year, 4% in the fourth year, 3% in the fifth year, 2% in the sixth year, 1% in the seventh year and 0% thereafter.
3
This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
The next table describes the fees and expenses that you pay each year during the time you own the Contract. This table does not include fees and expenses paid at the Portfolio level. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Revolution Value Variable Annuity
Maximum Administrative Expenses[1]	$50
Current Administrative Expenses[2]	$30
Base Contract Expenses
(as a percentage of Separate Account value)	1.25%
Optional Benefit Expenses (as a percentage of your Contract’s total value unless otherwise stated)[3]
Accumulated Value Enhancement
(“CARESolutions Plus”) Rider (as a percentage of your initial Purchase Payment)[4]	Maximum: 1.00% Current: 0.35%
Earnings Enhancement (“Beneficiary Tax Relief”) Death Benefit Rider	0.25%
Enhanced Death Benefit Rider[5]	0.25%
Guaranteed Retirement Income Benefit Rider[6](as a percentage of the Contract Value)	0.30%
Waiver of Withdrawal Charge (“CARESolutions”) Rider[7]	0.10%

This charge is not currently imposed, and would only apply to Revolution Value Contracts of less than $50,000.

This charge applies only to Revolution Value Variable Annuity Contracts of less than $50,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

Amount shown includes the Mortality and Expense Risks Fee and Administration Fee.

Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

This Rider was available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.

This Rider was not available for Contracts issued after April 30, 2004.

The charge is shown as a percentage of that portion of your Contract’s total value attributable to Purchase Payments that are still subject to withdrawal charges.
The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. These amounts also include applicable Portfolio expenses if you choose to invest in certain Portfolios. A complete list of the Portfolios available under the Contract, including their annual expenses, maybe found in “Appendix: Portfolios Available Under the Contact” at the back of this document.
Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (Rule 12b-1 fees) and other expenses)	0.39%	1.09%
Examples
The following two examples are intended to help you compare the cost of investing in Contracts with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Annual Portfolio Expenses.
The examples assume all Contract Value is allocated to the Variable Investment Options. Your costs could differ from those shown below if you invest in Fixed Investment Options.
The first example assumes that you invest $100,000 in a Contract with the following optional benefit Riders: Waiver of Withdrawal Charge Rider, Enhanced Death Benefit Rider, Earnings Enhancement Death Benefit Rider, Accumulated Value Enhancement Rider and Guaranteed Retirement Income Benefit Rider. The example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Revolution Value - maximum Portfolio-level total operating expenses
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$10,579	$17,401	$24,330	$43,926
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$4,279	$12,909	$21,639	$43,926
The next example also assumes that you invest $100,000 in a Contract with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the minimum fees and expenses of any of the Portfolio and represents the least expensive way to purchase the Contracts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Revolution Value - minimum Portfolio-level total operating expenses
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$7,984	$9,688	$11,658	$19,610
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$1,684	$5,222	$9,001	$19,610

V. Principal Risks of Investing in the Contract
Risks Associated with Variable Investment Options. The investment performance of any variable Investment Account may be good or bad, and you may lose the entire amount you invest in a Contract. You take all the investment risk for amounts allocated to one or more of the Subaccounts, which invest in Portfolios. The risk varies with each Investment Option. Your Contract Value will increase or decrease based on the investment performance of the variable Investment Accounts you have chosen. The variable Investment Accounts cover a broad spectrum of investment styles and strategies, some variable Investment Accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the Portfolios. The death benefit may also increase or decrease with investment experience.
We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, including negative investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Risks Associated with Managed Volatility Portfolios. During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so. For more information see “VI. General Information About Us, the Separate Accounts and the Portfolios.”
Transfer Risk. There is a risk that you will not be able to transfer your Contract’s value from one variable Investment Account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the Fixed Investment Option are more restrictive than those that apply to transfers out of variable Investment Accounts. If you purchased certain supplementary benefit Riders you will be subject to special transfer restrictions.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We apply these restrictions uniformly to each class of Contracts. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be quite complex. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Contract, please consult with a qualified tax professional with regard to the application of the law to your circumstances. For example, distributions from your Contract are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.
Early Surrender or Withdrawal Risk/Not a Short-Term Investment. The Contract is unsuitable as a short-term savings vehicle because of the substantial Contract-level charges, including the surrender charge, as well as potential adverse tax consequences from such short-term use. Withdrawals could also result in surrender charges, taxes, and tax penalties, as applicable. Therefore, it is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. There are surrender charges assessed if you surrender your Contract before the Maturity Date. Depending on the Contract Value at the time you are considering a surrender, there may be little or no Contract Value payable to you.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Insurance Company Risks. Your investment in the Contract is subject to risks related to John Hancock USA or John Hancock New York, including that the obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA or John Hancock New York. Information about John Hancock USA and John Hancock New York, including their financial strength ratings, are available upon request from your John Hancock representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-344-1029.

Contract Changes Risk. The Contract allows us to eliminate the shares of a Portfolio or substitute shares of another new or existing Portfolio, subject to applicable legal requirements. If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.
Purchase Payment Risk. We reserve the right to refuse any Purchase Payment and to further limit your ability to make Additional Purchase Payments. If we exercise our right to suspend, reject, and/or place limitations on the acceptance of Additional Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through Additional Purchase Payments and therefore likewise limited in your ability to increase your death benefits and the values of a rider, if any. For more information, see “VII. Description of the Contract – Purchase Payments,” in the Prospectus.
Cybersecurity Risks. Our business and operations are highly dependent upon the effective operation of our computer systems and those of our third-party business partners. As a result, there are potential operational and information security risks associated with attack, damage, or unauthorized access to the technologies and systems on which our business depends. These risks include, among other things, the unauthorized access, theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying portfolios, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with the processing of actions taken on your Contract, including the processing of transactions and orders from our website or with the underlying portfolios, impact our ability to calculate unit values or an underlying portfolio to calculate a net asset value, or cause the release and possible destruction of confidential customer or business information. Cybersecurity risks may also impact the issuers of securities in which the underlying portfolios invest, which may cause the portfolios underlying your policy to lose value. While measures have been implemented that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying portfolios, or our service providers will not suffer losses affecting your Contract due to cyber-attacks or information security breaches in the future.

VI. Basic Information
What is the Contract?
The Contract is a deferred payment Variable Annuity contract. An “annuity contract” provides a person (known as the “Annuitant” or “payee”) with a series of periodic payments. Because this Contract is also a “deferred payment” contract, the annuity payments will begin on a future date, called the Contract’s Maturity Date. Under a “variable annuity” contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity was provided under a master group contract, the term “Contract” as used in this Prospectus refers to the certificate you were issued and not to the master group contract.
We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract’s date of issue.
Who owns the Contract?
Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person who bought the Contract is the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we’ve assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.
Is the Owner also the Annuitant?
In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant’s lifetime. We may have permitted you to name another person as Annuitant if that person met our underwriting standards.
How can I invest money in a Contract?
Purchase Payments
We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale; however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each Additional Purchase Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract Value ever falls to zero, we may terminate it. Therefore, you may need to pay more Additional Purchase Payments to keep the Contract in force.
Minimum Initial Purchase Payment	Minimum Additional Purchase Payment	Minimum Direct Deposit Additional Purchase Payment
$5,000	$200	$100
Currently, we do not enforce these minimum Additional Purchase Payment amounts, but we may do so in the future.
Initial Purchase Payment
When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in Good Order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within five (5) Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

Limits on Additional Purchase Payments
You can make Additional Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option in any one Contract Year may not exceed $1 million. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date, until the age limit shown below:
If your Contract is used to fund	You may not make any Purchase Payments after the Annuitant reaches age
A Qualified Plan	70½[1]
A Non-Qualified Plan	85
1
Except for a Roth IRA, which has an age limit of 85.
We may waive any of these limits on Purchase Payments.
Ways to Make Additional Purchase Payments
Additional Purchase Payments made by check must be:
• drawn on a U.S. bank;
• drawn in U.S. dollars; and
• made payable to “John Hancock” and sent to the Annuities Service Center.
We credit any Additional Purchase Payments to your Contract received by mail or wire transfer at the close of the Business Day in which we receive them in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive an Additional Purchase Payment after the close of a Business Day, we credit it to your Contract on the next Business Day. We will promptly return any Additional Purchase Payment not in Good Order.
We will not accept credit card checks or money orders. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the back cover of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.
Additional Purchase Payments by Wire
You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.
If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.
How will the value of my investment in the Contract change over time?
Variable Investment Options
You may invest in any of the Variable Investment Options (subject to any restrictions). Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see “IV. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolios of the Variable Investment Options you select and/or upon the interest we credit on each Fixed Investment Option you select.
You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract’s investment Portfolios. Although a Portfolio may invest in other underlying portfolios, you will not have the ability to make those investment decisions. If you would prefer a broader range of investment options, please consider the features of other variable annuity contracts offered by us or by other life insurance companies, before submitting an Additional Purchase Payment.
Fixed Investment Options
The amount you’ve invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. In states where approved, we currently make available various Fixed Investment Options with durations of up to five years, and we may make one or more additional Fixed Investment Options available for Contracts issued before September 30, 2002. As long as you keep your money in a Fixed Investment Option until its expiration date, we bear all the investment risk on that money. The obligations under the Contract that are funded by each Company’s General Account (e.g., as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders), are subject to the Company’s claims-paying ability and financial strength.
However, if you prematurely transfer, “surrender” or otherwise withdraw money from a Fixed Investment Option we will increase or reduce the remaining value in your Contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that Fixed Investment Option. This “market value adjustment” (or “MVA”) imposes investment risks on you. We describe how the market value adjustments work in “Calculation of Market Value Adjustment (“MVA”).”
What annuity benefits does the Contract provide?
If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, please exercise care in selecting your choices that are in effect on the Maturity Date.
You should carefully review the discussion under “X. The Annuity Period” for information about all of these choices you can make.
To what extent can John Hancock USA vary the terms and conditions of the Contracts?
State Insurance Law Requirements
Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits of the Contracts in this Prospectus.
Variations in Charges or Rates
We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances resulted in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the “Variations in Charges or Rates for Eligible Classes” section of this Prospectus.
What are the tax consequences of owning a Contract?
In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
• withdrawals (including surrenders and systematic withdrawals);
• payment of any death benefit proceeds;
• periodic payments under one of our annuity payment options;
• certain ownership changes; and
• any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:
• the type of the distribution;
• when the distribution is made;
• the nature of any Qualified Plan for which the Contract is being used, if any; and
• the circumstances under which the payments are made.
If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.
A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59½. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax- deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.
A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.
We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.
How can I change my Contract’s Investment Options?
Allocation of Purchase Payments
When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) into which your Purchase Payments were allocated. You may change this investment allocation for future Investment Options to which your Purchase Payments will be allocated at any time (subject to restrictions described below). Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.
We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the Accumulation Period. For limits imposed during the Annuity Period, please see “Choosing Fixed or Variable Annuity Payments” in “X. The Annuity Period.”
Transfers Among Investment Options
During the Accumulation Period, you may transfer amounts among the Investment Options, subject to the restrictions set forth below. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.
You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.
We do not impose a charge for transfer requests under your Contract.
Frequent Transfer Restrictions. Variable investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract.
Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to any of our dollar-cost averaging programs, or our Asset

Rebalancing program; (b) transfers from a Fixed Investment Option at the end of its fixed investment period; (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (d) transfers made during the Annuity Period (these transfers are subject to a 30-day notice requirement, however, as described below). Under the Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Money Market Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30- day period after such transfer a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply the Separate Account’s policy and procedures uniformly to all Contract Owners.
We reserve the right to take other actions to restrict trading, including, but not limited to:
• restricting the number of transfers made during a defined period;
• restricting the dollar amount of transfers;
• restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
• restricting transfers into and out of certain Subaccount(s).
In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract’s Maturity Date, and to reimpose the annual limit of 12 transfers as stated in your Contract.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which they may use to identify any pattern or frequency of activity that violates its short-term trading policy.
During the Annuity Period, you may not make any transfer that would result in more than four Investment Options being used at once. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply.
While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.
Procedure for Transfers among Investment Options
You may request a transfer in writing or, if you have authorized telephone transfers, by telephone. All transfer requests should be directed to the Annuities Service Center. Your request should include:
• your name;
• daytime telephone number;
• Contract number;
• the names of the Investment Options to and from which assets are being transferred;
• the amount of each transfer;
• your signature and date of the request.
Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.
Telephone and Electronic Transactions
If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone or if eligible, electronically through your registered online account. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the back cover of this Prospectus for more information on electronic transactions.
To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.
We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
• any loss or theft of your password; or
• any unauthorized use of your password.
We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.
All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.
We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.
Standard/Optional Benefits
In addition to the standard death benefits associated with your Contract, other standard and/or optional benefits may also be available to you. The “Benefits Available Under the Contract” table below summarizes information about those benefits. There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, certain optional benefit riders may result in restrictions upon some of the Contract benefits, including availability of Investment Options. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater that the value withdrawn, and/or could terminate the benefit. Information about the fees associated with each benefit included in the tables may be found in “IV. Fee Tables.”
Dollar-Cost Averaging Programs
Under our standard dollar-cost averaging program (offered in all states), you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis before annuity payments start. The following conditions apply to the standard dollar-cost averaging program:
• you may change your Variable Investment Option allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;
• you may discontinue the program at any time;

• the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;
• automatic transfers to or from Fixed Investment Options are not permitted under this program; and
• the program will automatically terminate after the Maturity Date when payments from one of our Annuity Options begin.
We reserve the right to suspend, modify or terminate the program at any time.
Under our dollar-cost averaging value program, you may elect to deposit any new Purchase Payment of $5,000 or more in a guarantee rate account that we call the “DCA rate account.” For Contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For Contracts issued prior to May 1, 2004, the assets in this account attributable to a new Purchase Payment will be transferred automatically to one or more Variable Investment Options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new Purchase Payment is deposited in the DCA rate account program with respect to that Purchase Payment. At the time of each deposit into this program, you must tell us in writing:
• that your deposit should be allocated to this program;
• the Variable Investment Options to which assets will be transferred; and
• the percentage amount to be transferred to each such Variable Investment Option.
Transfers to Fixed Investment Options are not permitted under this program, and transfers of your account value from a Variable Investment Option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)
Your participation in the dollar-cost averaging value program will end if you request a withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.
You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.
The dollar-cost averaging programs allow investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the dollar-cost averaging programs do not guarantee profits or prevent losses in a declining market and require regular investment regardless of fluctuating price levels. In addition, the dollar-cost averaging programs do not protect you from market fluctuations in the Variable Investment Option from which we are taking the transfers. If you are interested in either dollar-cost averaging program, you may obtain an authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the dollar-cost averaging programs at any time.
Please consult with your financial representative to assist you in determining whether a dollar-cost averaging program is suited for your financial needs and investment risk tolerance.
Special Transfer Services – Asset Rebalancing Program
We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Variable Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include all Contract Value in your Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the dollar-cost averaging program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program, which was offered in all states.
We permit asset rebalancing only on the following time schedules:
• quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

• semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
• annually on December 26th (or the next Business Day if December 26th is not a Business Day).
What fees and charges are deducted from my Contract?
We assess charges and deductions under the Contract against Purchase Payments, Contract Values or withdrawals. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios’ prospectuses. See “Asset-Based Charges” below.
Asset-Based Charges
We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks that we assume under the Contracts. The total Separate Account annual expenses are 1.25% as a percentage of average account value. This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.
In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts’ other fees and charges, or that our revenues from such other sources will be less than expected. We deduct the asset-based administrative services charge daily for administrative and clerical services that the Contracts require us to provide. The rate of the mortality and expense risks and administrative services charges cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.
Annual Contract Fee
We deduct a $30 annual Contract fee from Contracts of less than $50,000. We deduct this charge at end of each Contract Year. We also deduct it if you surrender your Contract, unless your Contract’s total value, at the time of surrender, is above $50,000.
We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee up to $50.

Premium Taxes
We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.
In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount subject to tax under applicable state law.
	Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
CO	0.00%	2.00%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.037%	0.037%
WY	0.00%	1.00%
1
Based on the state of residence at the time the tax is assessed.
2
We pay premium tax upon receipt of Purchase Payment.
3
0.08% on Purchase Payments in excess of $500,000.
4
Referred to as a “maintenance fee.”
Withdrawal Charge
If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date, we may assess a withdrawal charge. Some people refer to this charge as a “contingent deferred withdrawal load.” We use this charge to help defray expenses relating to the sales of the Contracts, including commissions paid and other distribution costs.
Here’s how we determine the charge: In any Contract Year after the first, you may withdraw, free of charge, up to 10% of the difference between:
• the Purchase Payments made prior to the beginning of the Contract Year; and
• any withdrawals made prior to the beginning of the Contract Year.
We refer to this amount as the free Withdrawal Amount. However, if the amount you withdraw or surrender totals more than the free Withdrawal Amount during the Contract Year, we will assess a withdrawal charge on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.
The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:
Withdrawal Charge (as percentage amount withdrawn or surrenders)[1]
First Year	7%
Second Year	6%
Third Year	5%
Fourth Year	4%
Fifth Year	3%
Sixth Year	2%
Seventh Year	1%
Thereafter	0%

1
This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.
Free withdrawal amounts: If you have any earnings in your Contract, you can always withdraw those earnings without any withdrawal charge. By “earnings,” we mean the amount by which your Contract’s total value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. If your Contract doesn’t have any earnings (or you have withdrawn it all) you can still make charge free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.
Here’s how we determine and deduct the charge: If the amount you withdraw or surrender totals more than the free Withdrawal Amount during the Contract Year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.
The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:
Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free Withdrawal Amount (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been “withdrawn” under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations.
We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the Withdrawal Amount comes from Investment Option “A” and 40% from Investment Option “B,” then we deduct 60% of the withdrawal charge from Investment Option “A” and 40% from Investment Option “B.” If any such option has insufficient remaining value to cover the charge, we deduct any shortfall from all of your other Investment Options, pro rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we pay you no more than the Surrender Value.
You will find examples of how we compute the withdrawal charge in Appendix B to this Prospectus.
When withdrawal charges don’t apply: We don’t assess a withdrawal charge in the following situations:
• on amounts applied to an Annuity Option at the Contract’s Maturity Date or to pay a death benefit;
• on certain withdrawals if you have elected a Rider that waives the withdrawal charge; or
• on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans, with respect to this Contract only. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)
How an MVA affects the withdrawal charge: If you make a withdrawal from a Fixed Investment Option at a time when the related MVA results in an upward adjustment in your remaining value, we calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we compute any withdrawal charge as if you had withdrawn that much less.

Other Charges
If you purchased an optional benefit Rider, we deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:
Optional Benefit Rider Charges (as a percentage of your Contract’s total value unless otherwise stated)[1]
Accumulated Value Enhancement (“CARESolutions Plus”) Rider (as a percentage of your initial Purchase Payment)[2]	Maximum: 1.00% Current: 0.35%
Earnings Enhancement (“Beneficiary Tax Relief”) Death Benefit Rider	0.25%
Enhanced Death Benefit Rider[3]	0.25%
Guaranteed Retirement Income Benefit Rider[4]	0.30%
Waiver of Withdrawal Charge (“CARESolutions”) Rider[5]	0.10%
1
Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.
2
This Rider was available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.
3
In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.
4
This Rider was not available for Contracts issued after April 30, 2004.
5
The charge is shown as a percentage of that portion of your Contract’s total value attributable to Purchase Payments that are still subject to withdrawal charges.
How can I withdraw money from my Contract?
Surrenders and Withdrawals
Prior to your Contract’s Maturity Date, if the Annuitant is living, you may:
• surrender your Contract for a cash payment of its “Surrender Value”; or
• make a withdrawal of a portion of your Surrender Value.
The Surrender Value of a Contract is the Contract Value minus the annual Contract fee and any applicable premium tax. We determine the amount surrendered or withdrawn as of the date we receive your request in Good Order at the Annuities Service Center. Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under “XI. Federal Tax Matters.” Among other things, if you make a full surrender or withdrawal from your Contract before you reach age 59½, a 10% penalty tax (in addition to any income tax due) generally applies to any taxable portion of the withdrawal.
We deduct any withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise.
We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or withdrawals once we begin making payments under an Annuity Option. Your Contract also provides that, without our prior approval, you may not make a withdrawal for less than $100, or if the remaining total value of your Contract would be less than $1,000. We are not currently enforcing this limitation, but may do so in the future.
Your request to surrender your Contract or to make a withdrawal becomes effective at the close of the Business Day in which we receive it in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in Good Order, after the close of a Business Day, it will become effective at the end of the next Business Day.
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which is subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
• the New York Stock Exchange is closed (other than customary weekend and holiday closings);
• trading on the New York Stock Exchange is restricted;
• an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets;
• pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
• the SEC, by order, so permits for the protection of security holders.
Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.
Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. We will permit you to continue the existing Rider under the existing Contract, subject to any Rider restrictions on changes of Owner or Annuitant.
Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “XI. Federal Tax Matters”). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “XI. Federal Tax Matters – Other Qualified Plans”).
We deduct any withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.
Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey*)
We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:
• you are requesting that we mail the amount withdrawn to an alternate address; or
• you have changed your address within 15 days of the withdrawal or surrender request; or
• you have changed the ownership within 15 days of the withdrawal or surrender request; or
• you are requesting a withdrawal in the amount of $250,000 or greater.
We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.
*
For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.
Waiver of Withdrawal Charge Rider
You may have purchased an optional waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. The “covered persons” under the Rider are the Owner and the Owner’s Spouse, unless the Owner is a trust. If the Owner is a trust, the “covered persons” are the Annuitant and the Annuitant’s Spouse.
Under this Rider, we waive withdrawal charges on any withdrawals, if all the following conditions apply to a “covered person”:
• a covered person becomes confined to a nursing home beginning at least 30 days after we issued your Contract;
• such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

• the covered person’s confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.
In addition, depending on your state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider. In FL, the Rider does not provide a waiver of withdrawal charges if a covered person has been diagnosed with a critical illness. The waiver of withdrawal charge Rider in FL does provide benefits if a covered person satisfies the three conditions listed above, subject to the terms and conditions of this benefit.
At the time of application, you could not purchase this Rider: (1) if either of the covered persons was older than 74 years (79 for Contracts issued in NY) or (2) in most states, if either of the covered persons was confined to a nursing home within the two years preceding your application.
There is a charge for this Rider, as set forth in the Fee Tables. This Rider (and the related charges) will terminate on the Contract’s Maturity Date, upon your surrendering the Contract, or upon your written request that we terminate it.
If you purchased this Rider, you and your immediate family may have had access to a national program of eldercare services, including access to a list of long-term care providers who provide special discounts. This benefit is no longer available with the Rider. You should carefully review the tax considerations for optional benefit Riders under “XI. Federal Tax Matters.” For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. In certain marketing materials, this Rider may be referred to as “CARESolutions.”
There are or may be situations other than those described above or elsewhere in the Prospectus (e.g., “Variations in Charges or Rates for Eligible Classes”), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.
Systematic Withdrawal Plan
Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any market value adjustment or withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See “How will the value of my investment in the Contract change over time?” and “What fees and charges are deducted from my Contract?” The same tax consequences that apply to other withdrawals also generally apply.
You may cancel the systematic withdrawal plan at any time.
We reserve the right to modify the terms or conditions of the plan at any time without prior notice.
Telephone Withdrawals
If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose a maximum Withdrawal Amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see “VI. Basic Information – Telephone and Electronic Transactions.”
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging (“DCA”)	Under the DCA program, you designate an amount that is transferred monthly from one variable or fixed investment account into any other variable investment account.	Standard	No charge	●DCA Fixed Investment Options may not always be available. You may elect out of the DCA program at any time. ●Offered in all states.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Asset Rebalancing Program
Under the asset allocation
rebalancing program, you designate
a percentage allocation of Contract
Value among variable investment
accounts. We automatically transfer
amounts among the variable
investment accounts at intervals you
select (annually, semi- annually,
quarterly, or monthly) to reestablish
your chosen allocation.
		Standard	No charge	●We reserve the right to cease this program after written notice to you. ●Offered in all states.
Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home	Any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if confined to an Eligible Nursing Home.	Optional	0.10% (of Contract Value attributable to any Purchase Payments still subject to a withdrawal charge)	●For Contracts issued on or after May 1, 2002. ●Not offered in MA and NY.
Standard Death Benefit
If the Owner dies before the Annuity
Commencement Date, the Death
Benefit will be the greater of the
Contract Value or the Minimum
Death Benefit, less any Debt.
If the Annuitant dies during the Pay-
out Period after an Annuity Option
has been selected, and, we make the
remaining guaranteed payments to
the Beneficiary.
		Standard	No charge	We do not make any payments to a Beneficiary if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life.
“Earnings Enhancement” Death Benefit Rider
Death benefit may be increased by
an earnings enhancement amount
that will vary based on the age of the
Owners and Annuitants when
benefit was purchased. Amounts
paid under this benefit can be used
to cover taxes that may be due on
death benefit proceeds under your
Contract. Amounts paid under this
benefit, however, may also be
subject to tax and may be greater
than or less than the amount of taxes
due on the death benefits.
		Optional	0.25% (of the value of the Variable Investment Options)	Offered if each Owner and each Annuitant was under age 75 at the time of purchase. Not available to Contracts issued in connection with Qualified Plans. Availability may have varied by state.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Accumulated Value Enhancement Benefit
Elected at purchase. We make a
contribution to the Contract Value on
a monthly basis if the covered person
(who must be an Owner and the
Annuitant):
●is unable to perform at least 2
activities of daily living without
human assistance or has a
cognitive impairment; and
●is receiving certain qualified
services described in the Rider.
The amount of the contribution
(called the “Monthly Benefit”) is
shown in the specifications page of
the Contract.
For details, see “What other optional
benefits may have been available
when I purchased a Contract?”
below.
		Optional	0.35% (as a percentage of your initial Purchase Payment)	Availability may have varied by state.
Guaranteed Retirement Income Benefit
Guarantees the amount of your
annuity payments, if the following
conditions are satisfied:
●The Maturity Date must be within
the 30 day period following a
Contract Anniversary.
●If the Annuitant was age 45 or
older on the date of issue, the
Contract must have been in effect
for at least 10 Contract Years on
the Maturity Date and the
Maturity Date must be on or after
the Annuitant’s 60th birthday and
on or before the Annuitant’s 90th
birthday.
●If the Annuitant was less than age
45 on the date of issue, the
Contract must have been in effect
for at least 15 Contract Years on
the Maturity Date and the
Maturity Date must be on or
before the Annuitant’s 90th
birthday.
For details, see “What other optional
benefits may have been available
when I purchased a Contract?”
below.
		Optional	0.30% (of the Income Base in effect on each Contract Anniversary)

What happens if the Owner or Annuitant dies before my Contract’s Maturity Date?
Death Benefits – In General
The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract’s Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant’s death, instead of the Owner’s death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.
Distribution Requirements Following Death of Owner
If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.
If you die before annuity payments have begun:
• If the Contract’s designated Beneficiary is your surviving Spouse, your Spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences. In that case:
• we will not pay a death benefit but your Contract Value will equal the death benefit that would have been payable, including amounts payable under any optional benefit Riders; and
• under the Contracts, any additional amount that we credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your Spouse makes any Additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your Contract.
• If the Beneficiary is not your surviving Spouse or if the Beneficiary is your surviving Spouse but chooses not to continue the Contract, the “entire interest” (as discussed below) in a Contract on the date of your death must be:
• paid out in full within five years of your death; or
• where the Beneficiary is an individual, applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.
Your “entire interest” in a Contract, as issued in most states, equals the standard death benefit (or any enhanced death benefit) for the Contract on the date of your death. If an Earnings Enhancement Death Benefit Rider is then in force, the “entire interest” in most states will also include any earnings enhancement death benefit amount that may then be payable. If you are the Owner of a Contract issued in certain states (such as IL or MN), but not the last surviving Annuitant, the “entire interest” equals:
• the Surrender Value if paid out in full within five years of your death; or
• where the Beneficiary is an individual, your Contract Value applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.
Please review your Contract carefully to determine the “entire interest” that will be distributed upon an Owner’s death.
If you die on or after annuity payments have begun, any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.
The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.
Notice of the death of an Owner or Annuitant should be furnished promptly to the John Hancock Annuities Service Center.

Death benefits following death of Annuitant. Our payment of the “standard” death benefit, and any enhanced death benefits, depends on the form of ownership and whether there is one Annuitant or joint Annuitants:
• If your Contract is owned by a single natural person and has a single Annuitant, the death benefit is payable on the earlier of the Owner’s death and the Annuitant’s death.
• If your Contract is owned by a single natural person and has joint Annuitants, the death benefit is payable on the earliest of the Owner’s death (whether or not the Owner is also an Annuitant) and the last Annuitant’s death.
• If your Contract is owned by joint Owners and has a single Annuitant, the death benefit is payable on the earliest of the first Owner’s death (whether or not the Owner is also an Annuitant) and the Annuitant’s death.
• If your Contract is owned by joint Owners and has joint Annuitants, the death benefit is payable on the earliest of the first Owner’s death (whether or not the Owner is also an Annuitant) and the last Annuitant’s death.
In certain states, such as IL and MN, the death benefit under the Contracts is payable only upon an Annuitant’s death. Please review your Contract carefully to determine when a “standard” death benefit is payable.
We continue to assess the asset-based charges during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Basic Information – What fees and charges are deducted from my Contract? – Asset-Based Charges”).
If your Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.
Standard death benefit. The standard death benefit under the Contracts is the greater of:
• your Contract Value, adjusted by any then-applicable market value adjustment; or
• the total amount of Purchase Payments made, minus any withdrawals and related withdrawal charges.
Enhanced Death Benefit Riders. We offered several optional death benefit Riders under the Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders could enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider.
We offered an “Enhanced” Death Benefit Rider if each Owner and each Annuitant was under age 80 at the time of purchase. We also offered an “Earnings Enhancement” Death Benefit Rider to if each Owner and each Annuitant was under age 75 at the time of purchase. The “Earnings Enhancement” Death Benefit Rider was not available, however, to Contracts issued in connection with Qualified Plans. We provide a general description of each of these Riders in Appendix C to this Prospectus.
Calculation and Payment of Death Benefit Value.
We calculate the death benefit value as of the day we receive in Good Order at the Annuities Service Center:
• proof of death before the Contract’s date of maturity; and
• any required instructions as to method of settlement.
We will generally pay the death benefit in a “lump sum” under our current administrative procedures to the Beneficiary you chose, unless:
• the death benefit is payable because of the Owner’s death, the designated Beneficiary is the Owner’s Spouse, and he or she elects to continue the Contract in force; or
• an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under “Annuity Options.”
We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “VI. Basic Information – How can I withdraw money from my Contract?”). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe

Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.
You can find more information about optional methods of settlement under “Annuity Options.”
What other optional benefits may have been available when I purchased a Contract?
Accumulated Value Enhancement Benefit
If you elected this benefit when you purchased a Contract, we will make a contribution to the Contract Value on a monthly basis if the covered person (who must be an Owner and the Annuitant):
• is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; and
• is receiving certain qualified services described in the Rider.
The amount of the contribution (called the “Monthly Benefit”) is shown in the specifications page of the Contract. However, the benefit contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the Contract Value can be increased by this benefit (the “benefit limit”). The Rider must be in effect for 7 years before any increase will occur.
You could elect this benefit only when you applied for a Contract, if it was then available in your state. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by John Hancock USA and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See “Limits on Purchase Payments” for a general description of other Purchase Payment limits under the Contract.)
You could not have elected this Rider unless you also elected the waiver of withdrawal charge Rider. There is a monthly charge for this Rider as described in the Fee Tables.
The Rider terminates if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the Contract Value falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge terminates when the Rider terminates.
If you choose to continue the Rider after the Contract’s Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.
In certain marketing materials, this Rider may have been referred to as “CARESolutions Plus.” The Rider was not available in FL, ND, NY and OR.
Please review carefully the tax considerations for optional benefit Riders under “XI. Federal Tax Matters” in this Prospectus.
Guaranteed Retirement Income Benefit
(Applicable only to Contracts issued before May 1, 2004 that may have been issued with the Guaranteed Retirement Income Benefit Rider)
Under this Rider, we guarantee the amount of annuity payments you receive, if the following conditions are satisfied:
• The Maturity Date must be within the 30 day period following a Contract Anniversary.
• If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant’s 60th birthday and on or before the Annuitant’s 90th birthday.
• If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant’s 90th birthday.

If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.
If you decided to add this Rider to your Contract, and if you ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our “Option A: Life Annuity with Payments for a Guaranteed Period” described below under “Annuity Options.” The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant’s age at the annuity date and whether your Contract is purchased in connection with a Qualified Plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this Rider.
We guarantee that the amount you can apply to this Annuity Option to be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any withdrawals you have taken. The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market Investment Option (currently 4%) and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) are only applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we apply the higher amount to the Annuity Option instead of the guaranteed amount.
There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminate if your Contract is surrendered or the Annuitant dies. After you’ve held your Contract for 10 years, you can terminate the Rider by written request.
Do I receive Transaction Confirmations?
We will send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy, and please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the back cover of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the back cover of this Prospectus for more information on electronic transactions.

VII. General Information about Us, the Separate Account and the Portfolios
The Company
We are a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. We redomesticated under the laws of Michigan on December 30, 1992. We are authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. We also have an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444, and its overnight mail address is 372 University Ave – Suite 55444, Westwood, MA 02090.
Our ultimate parent is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Company changed its name to John Hancock Life Insurance Company (U.S.A.) on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.
The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the death benefit and fixed Annuity Options. You should be aware that, unlike the Separate Account, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.
The Separate Account
Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly John Hancock Variable Annuity Account H). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account Q.
Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the Contracts. We will continue to administer and service inforce Contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these Contracts.
You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through John Hancock Life Insurance Company (U.S.A.) Separate Account Q. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio).
The Company established John Hancock Life Insurance Company (U.S.A.) Separate Account Q under Massachusetts law. The Separate Account’s assets, including the Portfolios’ shares, belong to John Hancock USA. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contract cannot be reached by any other persons who may have claims against the Company.
The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any of our other business. The Company is obligated to pay all amounts promised to investors under the Contracts.
We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; or to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.
The Portfolios
When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.
The Portfolios are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.
Investment Management
The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.
Our Managed Volatility Portfolio
In selecting the Portfolios that are available as Investment Options under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract. We seek to make available an Investment Option that uses strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contracts. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract.
During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.
The Managed Volatility Portfolio offered under the Contract has the following objective and strategies:
Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents (either directly or through investment in underlying funds or derivatives) to fluctuate, and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55% and normally will seek to reduce any equity exposure in excess of this amount as soon as practicable. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s investment objective.
You can find a full description of the Managed Volatility Balanced Portfolio, including the investment objective, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.
The John Hancock Variable Insurance Trust is each a so-called “series” type mutual fund and each is registered under the 1940 Act as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA LLC”)

provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVTA LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVTA LLC is our affiliate and we indirectly benefit from any investment management fees JHVTA LLC retains.
The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVTA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVTA LLC to appoint a subadviser that is an affiliate of JHVTA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.
If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).
Portfolio Expenses
Fees and expenses of the Portfolios include investment management fees. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.
All of the Portfolios are NAV class shares that are not subject to Rule 12b-1 fees. These NAV class shares commenced operations on April 29, 2005. The NAV class shares of a Portfolio are based upon the expense ratios of the Portfolio’s Series I shares for the year ended December 31, 2025, adjusted to reflect the absence of any Rule 12b-1 fee.
The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any additional charge to you.
Funds of Funds
The John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Growth Portfolio and Managed Volatility Balanced Portfolio are “funds of funds” that invest in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Growth Portfolio and Managed Volatility Balanced Portfolio contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.
Portfolio Investment Objectives
The value of your Contract will increase or decrease based on the investment performance of the variable Investment Options you choose. You bear the risk that the variable Investment Options you select may fail to meet their objectives, that they could decrease in value, and that you could lose principal. There is a risk of loss of the entire amount invested. Information regarding each Portfolio Company, including its name, a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in “Appendix: Portfolios Available Under the Contract.”
You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the back cover of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

You can find a full description of each Portfolio in the prospectus for that Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio. You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002. For Contracts issued prior to that date, we invest the assets of each Subaccount corresponding to a John Hancock Variable Insurance Trust Portfolio in Series I shares of that Portfolio (except in the case of Portfolios that commenced operations on or after May 13, 2002). More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

VIII. Information About Fixed Investment Options
In General
All of John Hancock USA’s general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). To hold the assets that support primarily the Fixed Investment Options, other than the DCA rate account used with our dollar-cost averaging value program, we have established a “non-unitized” separate account. With a non- unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to any Fixed Investment Option belong to us; any favorable investment performance on the assets allocated to the Fixed Investment Options belongs to us. Instead, you earn interest at the guaranteed interest rate of the Fixed Investment Option you selected, provided that you don’t surrender, transfer, or withdraw your assets prior to the end of your selected Fixed Investment Option.
Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options is, however, subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.
How the Fixed Investment Options Work
Amounts you allocate to the Fixed Investment Options earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the Fixed Investment Options, we will automatically transfer its total value to the Money Market Variable Investment Option under your Contract, unless you elect to:
• withdraw all or a portion of any such amount from the Contract;
• allocate all or a portion of such amount to a new Fixed Investment Option or periods of the same or different duration as the expiring Fixed Investment Option; or
• allocate all or a portion of such amount to one or more of the Variable Investment Options.
You must notify us of any such election, by mailing a request to us at the Annuities Service Center at least 30 days prior to the end of the expiring Fixed Investment Option. We will notify you of the end of the Fixed Investment Option at least 30 days prior to its expiration (45 days for Contracts issued in NY). The first day of the new Fixed Investment Option or other reallocation will begin the day after the end of the expiring Fixed Investment Option.
We currently make available Fixed Investment Options with durations of five years. For Contracts issued before September 30, 2002, however, we may permit you to select different durations. If you select any Fixed Investment Option with a duration that extends beyond your Contract’s Maturity Date, your Maturity Date will automatically be changed to the Annuitant’s 95th birthday (90th for Contracts issued in NY), or a later date, if we approve. We reserve the right to add or delete Fixed Investment Options for new allocations to or from those that are available at any time.
Guaranteed Interest Rates
Each Fixed Investment Option has its own guaranteed interest rate. We may, at our discretion, change the guaranteed rate for future Fixed Investment Options. These changes will not affect the guaranteed rates being paid on Fixed Investment Options that have already commenced. Each time you allocate or transfer money to a Fixed Investment Option, a new Fixed Investment Option, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%.
We make the final determination of guaranteed rates and Fixed Investment Options to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future Fixed Investment Options.
You may obtain information concerning the guaranteed rates applicable to the various Fixed Investment Options, and the durations of the Fixed Investment Options offered at any time by calling the Annuities Service Center.

Calculation of Market Value Adjustment
If you withdraw, surrender, transfer, or otherwise remove money from a Fixed Investment Option (other than the DCA rate account used with our dollar-cost averaging value program) prior to its expiration date, we will apply a market value adjustment (“MVA”). An MVA also generally applies to:
• death benefits pursuant to your Contract (not applicable to Contracts issued in NY);
• amounts you apply to an Annuity Option; and
• amounts paid in a single sum in lieu of an annuity.
The MVA increases or decreases your remaining value in the Fixed Investment Option. If the value in that Fixed Investment Option is insufficient to pay any negative MVA, we will deduct any excess from the value in your other Investment Options pro rata based on the value in each. If there is insufficient value in your other Investment Options, we will in no event pay out more than the Surrender Value of the Contract. Here is how the MVA works:
We compare:
• the guaranteed rate of the Fixed Investment Option from which the assets are being taken with
• the guaranteed rate we are currently offering for Fixed Investment Options of the same duration as remains on the Fixed Investment Option from which the assets are being taken.
If the first rate exceeds the second by more than ½% (¼% for Contracts issued in FL and NY), the MVA produces an increase in your Contract’s value.
If the first rate does not exceed the second by at least ½% (¼% for Contracts issued in FL and NY), the MVA produces a decrease in your Contract’s value.
For this purpose, we consider that the amount withdrawn from a Fixed Investment Option includes the amount of any negative MVA and is reduced by the amount of any positive MVA.
The mathematical formula and sample calculations for the MVA appear in Appendix A.
Limitation on Market Value Adjustments
In no event will the MVA (positive or negative) exceed the amount of any excess interest we credit on a Fixed Investment Option up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

IX. The Accumulation Period
Your Value in Our Variable Investment Options
Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases “accumulation units” of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) results in a cancellation of such accumulation units.
Valuation of Accumulation Units
To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:
dollar amount of transaction
divided by
value of one accumulation unit for the applicable Variable Investment Option at the time of such transaction
The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option. (See below under “Variable Investment Option Valuation Procedures.”)
Therefore, at any time prior to the Maturity Date, the portion of the Contract Value in any Variable Investment Option can be computed according to the following formula:
number of accumulation units in the applicable Variable Investment Option multiplied by
value of one accumulation unit for the Variable Investment Option at that time
Variable Investment Option Valuation Procedures
We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.
Your Value in the Fixed Investment Options
On any date, the total value of your Contract in a Fixed Investment Option equals:
• the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option, minus
• the amount of any withdrawals or transfers paid out of the Fixed Investment Option, minus
• the amount of any negative market value adjustments resulting from such withdrawals or transfers, plus
• the amount of any positive market value adjustments resulting from such withdrawals and transfers, minus
• the amount of any charges and fees deducted from that Fixed Investment Option, plus
• interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

X. The Annuity Period
Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger co-Annuitant.
Maturity Date
Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially chose a Maturity Date when you completed your application for a Contract. Unless we otherwise permit, the Maturity Date must be:
• at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract; and
• no later than the maximum age specified in your Contract (normally age 95; in NY it’s the later of age 90 or 10 years after the date we issued your Contract).
Subject to these requirements, you may subsequently select an earlier Maturity Date or a later date, so long as it is not more than 5 years after the original Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see “XI. Federal Tax Matters”). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date.
Notice of Maturity Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you fail to verify this information, or if you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default Annuity Option A – a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options” below.
Choosing Fixed or Variable Annuity Payments
During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a fixed basis as one Investment Option, and annuity payments on a variable basis for each Variable Investment Option.
We generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we divide your Contract Value pro rata among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), based on the amount of the total value of your Contract that you have in each.
We make a market value adjustment to any remaining Fixed Investment Option amounts on the Maturity Date before we apply such amounts to an Annuity Option. We also deduct any premium tax charge.
Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.
Selecting an Annuity Option
Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: “Life Annuity with Payments for a Guaranteed Period” for a 10 year period (discussed under “Annuity Options”).
Prior to the Maturity Date, you may select a different Annuity Option. However, if your Contract Value on the Maturity Date is less than $5,000, you may only select Option A: “Life Annuity with Payments for a Guaranteed Period” for the 10 year period as an Annuity Option, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.
If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:
• you have not made an election prior to the Annuitant’s death;
• the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and
• the Beneficiary notifies us of the election prior to the date the proceeds become payable.
Variable Monthly Annuity Payments
During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro rata based on the amount of the Contract Value that you have in each.
We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.
The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.
Here’s how it works:
• We calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.
• If that actual net investment return exceeds the “assumed investment rate” (explained below), the current monthly payment will be larger than the previous one.
• If the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.
Variable Investment Option Valuation Procedures
We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.
Assumed Investment Rate
The assumed investment rate for any variable portion of your annuity payments will be 3½% per year, except as follows.
You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.
Transfers During the Annuity Period
Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to the Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. Transfers after the Maturity Date will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. Once annuity payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Fixed Monthly Annuity Payments
The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the Fixed Annuity Option as of the Maturity Date. We then subtract any applicable premium tax charge, if applicable, and divide the difference by $1,000.
We then multiply the result by the greater of:
• the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or
• the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)
Annuity Options
Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.
Please read the description of each Annuity Option carefully. Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount. Typically, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.
Option A - Life Annuity with Payments for a Guaranteed Period - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplemental agreement issued.
Federal income tax requirements currently applicable to contracts used with Qualified Plans, including IRAs, provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.
Option B - Life Annuity without Further Payment on Death of Payee - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.
Option C - Joint and Last Survivor - We will provide payments monthly, quarterly, semiannually, or annually, for the payee’s life and the life of the payee’s Spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.
Option D - Joint and 1/2 Survivor; or Joint and 2/3 Survivor - We will provide payments monthly, quarterly, semiannually, and annually for the payee’s life and the life of the payee’s Spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.
Option E - Life Income with Cash Refund - We will provide payments monthly, quarterly, semiannually, or annually for the payee’s life. Upon the payee’s death, we will provide a contingent payee with a lump sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump sum payment, if any, will be for the balance.
Option F - Income for a Fixed Period - We will provide payments monthly, quarterly, semiannually, or annually for a pre- determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.
Option G - Income of a Specific Amount - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both Fixed and/or Variable Annuity payments. With Options E, F, and G, we offer only Fixed Annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.
If the payee is more than 85 years old on the Maturity Date, the following two options are not available without our consent:
• Option A: “Life Annuity with Payments for a Guaranteed Period” for the 5 year period and
• Option B: “Life Annuity without Further Payment on Death of Payee.”

XI. Federal Tax Matters
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.
This discussion does not address state or local tax consequences associated with a Contract. Further, this discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.
Our Tax Status
We are taxed as a life insurance company. Under current tax law, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.
The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)
What are the tax consequences of owning a Contract?
In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable amount of earnings:
• withdrawals (including any surrenders and systematic withdrawals);
• payment of any death benefit proceeds;
• periodic payments under one of our annuity payment options;
• certain ownership changes; and
• any loan, assignment or pledge of the Contract as collateral.
How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
• the type of the distribution;
• when the distribution is made;
• the nature of any Qualified Plan for which the Contract is being used; and
• the circumstances under which the payments are made.
If your Contract was issued in connection with a Qualified Plan, all of part of your Purchase Payments may be tax-deductible or excludible from income.
A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59½. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.
A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt investments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Please note that federal tax law changes limit certain annuitization and beneficiary payout options for contracts held as part of a Qualified Plan, including an IRA. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional.
We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.
Special Considerations for Optional Benefits
At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.
If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):
• Any withdrawal you take generally is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
• Under current IRS guidance, we expect to determine gain on a withdrawal using the Contract Value. See “VI. Basic Information – What other optional benefits may have been available to me under a Contract?” for a description of the optional benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):
• Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
• The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.
Please consult a qualified tax professional for information on any optional benefit Rider.
General Information Regarding Nonqualified Contracts
(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)
Tax Deferral During Accumulation Period
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.
However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.
The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.
Aggregation of Contracts
In certain circumstances, the IRS may determine the portion of a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.
For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult a qualified tax professional if you own or intend to purchase more than one annuity contract.
The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.
Exchanges of Annuity Contracts
We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.
In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract. If you exchange part of an existing Contract, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.
EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.
Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.
Taxation of Annuity Payments
When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.
In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income-tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.
Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”
Section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.
Surrenders, Withdrawals, Transfers and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.
When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.
When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner's investment in the Contract is increased by the amount included in the transferor's gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person, are not married to each other and ownership of the Contract transfers to the Annuitant upon annuitization. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.
Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.
Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
• if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
• if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
• if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.
After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:
• if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
• if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
• if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.
Penalty Tax on Premature Distributions
There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
• received on or after the date on which the Contract Owner reaches age 59½;
• attributable to the Contract Owner becoming disabled (as defined in the tax law);
• made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
• made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or
• made with respect to certain annuities issued in connection with structured settlement agreements.
*
You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment. Special rules apply when there is a partial 1035 exchange of a contract under which substantially equal periodic payments are being made. The exchange will not be treated as a modification, provided that the aggregate distributions from the two contracts continue to meet the requirements for substantially equal periodic payments as though the exchange had not taken place.
Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.
In certain circumstances, the Owner of a variable annuity contract may be considered the Owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable Contract Owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that Contract Owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
Medicare Tax on Unearned Income
A Medicare tax applies to certain unearned income at a maximum rate of 3.8%. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).
Please consult a qualified tax professional for further information about the impact of the additional Medicare Tax on your individual circumstances.
Puerto Rico Nonqualified Contracts
Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.
Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase

Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.
General Information Regarding Qualified Contracts
(Contracts Purchased to Fund an IRA or Other Qualified Plan)
Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus, but make no attempt to provide more than general information in this Prospectus about use of Contracts with the various types of Qualified Plans.
When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.
A number of changes in the Code affect or will in the future affect Qualified Contracts, and the IRS has not yet released guidance on many of those changes. The discussion below is not intended to address all the tax rules applicable to Qualified Contracts. Please consult a qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.
Additional Purchase Payments to Qualified Contracts
You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “VI. Basic Information – How can I invest money in a Contract?” for information on our Additional Purchase Payment requirements and limitations):
• as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
• as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
• by making annual contributions to the extent permitted under the Code.
*
We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.
Distribution Requirements
The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.
Traditional IRAs
Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may have been issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.
Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.
Contributions to a Traditional IRA
Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.
If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “VI. Basic Information – How can I invest money in a Contract?” for information on our Purchase Payment requirements.
Distributions from a Traditional IRA
In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59½, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.
You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.
A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.
Required Minimum Distributions from a Traditional IRA
Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements for tax years beginning after 2022 will result in the imposition of an excise tax, generally 25% of the amount by which the amount required to be distributed exceeds the actual distribution. The excise tax for tax years beginning after 2022 may be a lower 10% provided that a corrective distribution meets certain criteria.
In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½, for those Contract Owners born before July 1, 1949. For Contract Owners born after June 30, 1949 and before January 1, 1951, distributions of minimum amounts must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 72. For Contract Owners born after December 31, 1950 and before January 1, 1960, distributions of minimum amounts must begin by April 1 of the calendar year following the calendar year in which the Owner turns age 73. For Contract Owners born after 1959, the age at which minimum distributions must begin is scheduled to increase to age 75. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.
Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.
If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.
Penalty Tax on Premature Distributions from a Traditional IRA
A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:
• received on or after the date on which the Contract Owner reaches age 59½;
• received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
• made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated beneficiary.*
*
You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult with your own qualified tax professional.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses and certain qualified disaster distributions. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. The SECURE 2.0 Act of 2022 created additional exceptions from the penalty tax. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment, where the Code allows repayment of a distribution.
If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.
Contributions to a Roth IRA
Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.
Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.
Distributions from a Roth IRA
Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½, 72 or 73. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.
If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as a Roth IRA.
Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Contract Owner was made. Second, the distribution must be:
• made after the Owner turns age 59½;
• made after the Owner’s death;
• attributable to the Owner being disabled; or
• a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.
A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12- month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.
Penalty Tax on Premature Distributions from a Roth IRA
Taxable distributions before age 59½ may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.
The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.
Conversion or Rollover to a Roth IRA
You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “VI. Basic Information – How can I invest money in a Contract?” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your
Contract. Please read “VI. Basic Information - What other optional benefits may have been available when I purchased a
Contract?” for information about the impact of withdrawals on optional benefit Riders.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.
Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.
Other Qualified Plans
You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:
Other Qualified Plan Type
SIMPLE IRA Plans
In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees. In general, an employee must be covered by the SIMPLE IRA, if the employee is expected to earn at least $5,000 during the current calendar year and had
$5,000 of earnings during any two years preceding the current calendar year. Under a
SIMPLE IRA plan both employees and the employer make deductible contributions.
SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a
SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

Simplified Employee Pensions (SEP-IRAs)
Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Other Qualified Plan Type
Section 403(b) Plans or Tax- Sheltered Annuities
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase
Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These
Contracts are commonly referred to as “tax-sheltered annuities.”

Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)
Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed
Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R.
10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans;
however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Section 457 of the Code permits employees of state and local governments and tax-
exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan.
A Section 457 plan must satisfy several conditions, organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.
Collecting and Using Information
Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.
Contributions to Other Qualified Plans
You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “VI. Basic Information – How can I invest money in a Contract?” for information on our Purchase Payment requirements.
We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans
If permitted under your plan, you may take a withdrawal in the form of a distribution:
• from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
• from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
• from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.
*
Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.
In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.
You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.
In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.
Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax professional for further information.
Required Minimum Distributions from Other Qualified Plans
Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of two dates as described below.
For a Qualified Plan participant born before July 1, 1949, required minimum distributions must generally begin by the later of:
• April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70½, or
• April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after June 30, 1949 and before January 1, 1951, required minimum distributions must generally begin by the later of:
• April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 72, or
• April 1 of the calendar year following the calendar year in which the Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after December 31, 1950 and before January 1, 1960, required minimum distributions must generally begin by the later of:
• April 1 of the calendar year following the calendar year in which the Participant turns age 73, or

• April 1 of the calendar year following the calendar year in which the Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after 1959, the triggering age for required minimum distributions is scheduled to increase to 75.
Penalty Tax on Premature Distributions from Other Qualified Plans
A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:
• received on or after the date on which the Contract Owner reaches age 59½;
• received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
• made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated beneficiary.*
*
You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses and certain qualified disaster distributions. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment, where the Code allows repayment of a distribution.
These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Contract Owner has separated from service). The SECURE 2.0 Act of 2022 created additional exceptions from the penalty tax not described herein. If you wish to take a distribution and rely on an exception to the penalty tax, please consult with your own qualified tax professional.
Withholding on Eligible Rollover Distributions
Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax of 20% will generally be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA. The SECURE 2.0 Act of 2022 also created limited exceptions from the 20% withholding requirement for certain types of distributions.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your
Contract, which could result in a reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract to another Qualified Plan and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans
The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.
Rollover to a Roth IRA
Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.
You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.
A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.
If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Basic Information – What other optional benefits may have been available when I purchased a Contract?” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
Section 403(b) Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase

Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless: (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).
We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.
Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.
We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.
In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.
Restrictions on Section 403(b) Plans
Tax-sheltered annuity contracts must contain restrictions on withdrawals of:
• contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
• earnings on those contributions; and
• earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.
In general, these amounts can be paid only if the employee has reached age 59½, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Under certain circumstances, amounts may be withdrawn if the employee is a reservist who has been called to active duty (see section 72(t)(2)(G) of the Code). Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.
Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.
In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59½, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)
Loans under section 403(b) of the Code
You may be eligible for a loan of some or all of your Contract Value if:
• We issued your Contract prior to November 12, 2007;
• Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code;

• The retirement plan is not subject to Title 1 of ERISA; and
• Your retirement plan permits you to request the loan.
Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.
Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated. Please consult your tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.
Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax consequences to you.
We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.
If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.
Restrictions under the Texas Optional Retirement Program
Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:
• termination of employment in all Texas public institutions of higher education;
• retirement;
• death; or
• the participant’s turning age 70½.
Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.
Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S federal tax law only and is inapplicable to the tax laws of Puerto Rico.
See Your Own Tax Professional
The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult with your own qualified tax professional.

XII. Other Information
Assignment; Change of Owner or Beneficiary
To qualify for favorable tax treatment, certain Contracts cannot be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.
Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. Before requesting a change of ownership or making an assignment of your Contract, however, you should consider:
• A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
• A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
• You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
• Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.
We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.
You chose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:
• the rights of any assignees of record; and
• certain other conditions referenced in the Contract.
An assignment, pledge, or other transfer may be a taxable event. See “XI. Federal Tax Matters” above. Therefore, please consult a competent tax professional before taking any such action.
Beneficiary
The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.
Code Section 72(s)
In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Reports
At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Portfolios.
Voting Privileges
We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.
Changes to the Separate Account
We reserve the right, subject to applicable law, including any required shareholder approval:
• to transfer assets from the Separate Account to another Separate Account or Investment Option by withdrawing the same percentage of each investment in the Separate Account with proper adjustments to avoid odd lots and fractions;
• to add or delete Variable Investment Options;
• to change the underlying investment vehicles;
• to operate the Separate Account;
• in any form permitted by law; and
• to terminate the Separate Account’s registration under the 1940 Act, if such registration should no longer be legally required.
Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.
Variations in Charges or Rates for Eligible Classes
We may have reduced or eliminated the amount of charges and deductions of some Contracts where permitted by state law. The affected Contracts involved sales to groups or classes of individuals under special circumstances that we expected to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expected to result in mortality or other risks that were different from those normally associated with the Contracts.
The entitlement to such variation in charges or rates was determined by us based upon such factors as the following:
• the size of the initial Purchase Payment;
• the size of the group or class;
• the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments were remitted;
• the nature of the group or class for which the Contracts were being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;
• the purpose for which the Contracts were being purchased and whether that purpose made it likely that the costs and expenses would be reduced; or
• the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We made any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract was approved. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. Any variation in charges or rates will reflect differences in costs and services and will not be unfairly discriminatory to the interests of any Owner.
Distribution of Contracts
John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.
JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker- dealers sold the Contract through their registered representatives who were appointed by us to act as our insurance agents.
JH Distributors may continue to pay compensation to broker-dealers in connection with the promotion or servicing of the Contracts. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. We may also continue to pay commissions or overrides to a limited number of broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.
Transaction Confirmations
We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the back cover of this Prospectus for more information on electronic transactions.
Legal and Regulatory Matters
There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:
• the Separate Account; or
• the ability of the principal underwriter to perform its contract with the Separate Account; or
• on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.
Financial Statements
The Statement of Additional Information contains the Company’s financial statements for the years ended December 31, 2025 and 2024, and its Separate Account financial statements for the year ended December 31, 2025 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2025, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

Appendix: Portfolios Available Under the Contract
Variable Investment Options. The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time. You can request this information at no cost by calling the phone number on the back cover of this Prospectus or by sending an email request to life_and_annuities_prospectuses@jhancock.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To approximate the aggregate total return of a broad-based U.S. domestic equity market index.	500 Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.25%*	17.57	14.12	14.52
To seek income and capital appreciation.	Active Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.65%*	7.56	0.09	2.67
To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.75%*	18.57	11.76	15.62
To seek total return consisting of income and capital appreciation.	Core Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Allspring Global Investments, LLC	0.62%*	7.03	-0.52	1.96
To seek long-term growth of capital.	Disciplined Value International Trust - Series NAV John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.79%	41.02	12.70	8.97
To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.73%*	14.42	11.15	10.52
To seek growth of capital.	Financial Industries Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.88%*	12.11	11.49	10.60
To seek long-term growth of capital.	Fundamental All Cap Core Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.71%*	4.84	11.79	13.80
Appendix-1
App Table #7

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek long-term capital appreciation.	Health Sciences Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.99%*	19.53	4.19	8.75
The fund seeks high current income. Capital appreciation is a secondary goal.	High Yield Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.69%*	7.45	4.02	6.14
To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.	International Equity Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/SSGA Funds Management, Inc.	0.34%*	32.57	7.68	8.33
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.74%*	14.06	5.49	7.07
To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.76%*	16.84	7.86	8.96
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.87%	9.87	4.69	5.58
To seek long-term growth of capital.	Mid Cap Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.88%*	6.17	1.36	11.75
Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.	Mid Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.41%*	7.03	8.68	10.29
To seek long-term capital appreciation.	Mid Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.98%*	5.87	11.69	10.91
To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.28%*	4.07	3.03	1.97
Appendix-2
App Table #7

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek maximum total return, consistent with preservation of capital and prudent investment management.	Opportunistic Fixed Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.92%*	9.60	0.62	3.25
To seek to achieve a combination of long- term capital appreciation and current income.	Real Estate Securities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.76%*	0.63	5.77	5.91
To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.	Short Term Government Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.65%*	5.09	0.67	1.25
To seek long-term capital appreciation.	Small Cap Core Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.90%*	0.11	6.53	6.10
Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.	Small Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.48%*	12.42	5.72	9.24
To seek long-term capital appreciation.	Small Cap Stock Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.08%*	12.70	0.39	10.12
To seek to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”) (which represents the U.S. investment grade bond market).	Total Bond Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.25%*	6.91	-0.65	1.75
Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index.	Total Stock Market Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.51%*	16.68	12.42	13.73
To seek long-term growth of capital.	U.S. Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.62%*	20.76	11.77	17.13
Appendix-3
App Table #7

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.62%*	4.34	2.52	2.01
* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.
Appendix-4
App Table #7

Appendix A: Details About Our Fixed Investment Options
Investments That Support Our Fixed Investment Options
We back our obligations under the Fixed Investment Options with John Hancock USA’s general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our “non-unitized” separate account that primarily supports the Fixed Investment Options). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.
We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:
• corporate bonds;
• mortgages;
• mortgage-backed and asset-backed securities; and
• government and agency issues.
We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.
No Fixed Investment Options or Market Value Adjustments in OR and WA Contracts
Fixed Investment Options are not available as Investment Options in Contracts issued in OR and WA. Owners of affected Contracts may allocate Purchase Payments and transfer Contract Value only to the Variable Investment Options. We will not apply a “market value adjustment” or “MVA” to proceeds of such Contracts. Owners of such Contracts should disregard all references to these terms in the Prospectus.
Guaranteed Interest Rates
We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected Fixed Investment Option at the time we:
• receive your Purchase Payment;
• effectuate your transfer; or
• renew your Fixed Investment Option.
We have no specific formula for establishing the guaranteed rates for the Fixed Investment Options. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the Fixed Investment Option. In determining guarantee rates, we may also consider, among other factors, the duration of the Fixed Investment Option, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.
Computation of Market Value Adjustment
We determine the amount of the market value adjustment by multiplying the amount being taken from the Fixed Investment Option (before any applicable withdrawal charge) by a factor expressed by the following formula:

where:
• g is the guaranteed rate in effect for the current Fixed Investment Option,
• c is the current guaranteed rate in effect for new Fixed Investment Options with duration equal to the number of years remaining in the current Fixed Investment Option (rounded to the nearest whole number of years). If we are not currently offering such a Fixed Investment Option, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available,
• n is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option. (If less than one complete month remains, n equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies.)
For Contracts issued in FL and NY, we use the following formula instead:

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT
Premium payment	$10,000
Guarantee period	5 years
Time of withdrawal or transfer	beginning of 3rd year of guaranteed period
Amount withdrawn or transferred	$10,816
Guaranteed rate (g)	4%
Guaranteed rate for new 3 year guarantee (c)	3%
Remaining guarantee period (n)	36 months
Maximum positive adjustment: $10,000 x (1.042 - 1.032) = $207
(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)
Market Value Adjustment:

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 + $157.51 = $10,973.51
For Contracts issued in FL and NY, assume that the Guaranteed rate (g) is 3.50%, and determine the amount withdrawn or transferred (adjusted for market value adjustment) as follows:

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $10,712 + $78 = $10,790.
SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT
Premium payment	$10,000
Guarantee period	5 years
Time of withdrawal or transfer	beginning of 3rd year of guaranteed period
Amount withdrawn or transferred	$11,025
Guaranteed rate (g)	5%
Guaranteed rate for new 3 year guarantee (c)	5.5%
Remaining guarantee period (n)	36 months
Maximum negative adjustment: $10,000 x (1.052 - 1.032) = $416
(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,025 - $416)

Market Value Adjustment:

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 - $309.09 = $10,715.91
For Contracts issued in FL and NY, we would use the following equation instead:

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $11,025 - $232.92 = $10,792.08.
SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST
Premium payment	$10,000
Existing guarantee period	5 years
Time of withdrawal or transfer	beginning of 3rd year of guaranteed period
Amount withdrawn or transferred	$11,025
Guaranteed rate (g)	5%
Guaranteed rate for new 3 year guarantee (c)	3%
Remaining guarantee period (n)	36 months
Amount of excess interest: $10,000 x (1.052 - 1.032) = $416
(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)
Market Value Adjustment:

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.
Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 + $416 = $11,441.
For Contracts issued in FL and NY, we would use the following equation instead:

In this case, the market value adjustment also exceeds the amount of excess interest of $416, so the actual market value adjustment is $416.

SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST
Premium payment	$10,000
Guarantee period	5 years
Time of withdrawal or transfer	beginning of 3rd year of guaranteed period
Amount withdrawn or transferred	$10,816
Guaranteed rate (g)	4%
Guaranteed rate for new 3 year guarantee (c)	7%
Remaining guarantee period (n)	36 months
Amount of excess interest: $10,000 x (1.042 - 1.032) = $207
(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)
Market Value Adjustment:

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.
Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 - $207 = $10,609
For Contracts issued in FL and NY, we would use the following equation instead:

In this case, since the market value adjustment also exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.
NOTE: All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

APPENDIX B: Example of Withdrawal Charge Calculation
Assume the Following Facts:
On January 1, 2001, you make a $5,000 initial Purchase Payment and we issue you a Contract.
On January 1, 2002, you make a $1,000 Purchase Payment.
On January 1, 2003, you make a $1,000 Purchase Payment.
On January 1, 2004, the total value of your Contract is $7,500 because of favorable investment earnings.
Now assume you make a withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $289.36. We withdraw a total of $7,289.36 from your Contract.
	$7,000.00	—	withdrawal request payable to you
+	289.36	—	withdrawal charge payable to us
	$7,289.36	—	total amount withdrawn from your Contract
Here Is How We Determine the Withdrawal Charge:
(1) We first distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.
(2) Next we repay to you the $5,000 Purchase Payment you paid in 2001. Under the free withdrawal provision, $200 of that Purchase Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 Purchase Payment. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your Contract to cover the withdrawal charge on your 2001 Purchase Payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.
	$5,000
-	200	—	free Withdrawal Amount (payable to you)
	$4,800
x	.04
	$192	—	withdrawal charge on 2001 Purchase Payment (payable to us)
	$4,800
-	192
	$4,608	—	part of withdrawal request payable to you
(3) We next deem the entire amount of your 2002 Purchase Payment to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 2002 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.
	$1,000
x	.05
	$50	—	withdrawal charge on 2002 Purchase Payment (payable to us)
	$1,000
-	50
	$950	—	part of withdrawal request payable to you
(4) We next determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free Withdrawal Amount under paragraph 2, $4,608 from your 2001 Purchase Payment under paragraph 2, and $950 from your 2003 Purchase Payment under paragraph 3. Therefore, $742 is needed to reach $7,000.
B-1

	$7,000	—	total Withdrawal Amount requested
-	500	—	profit
-	200	—	free Withdrawal Amount
-	4,608	—	payment deemed from initial Purchase Payment
-	950	—	payment deemed from 2002 Purchase Payment
	$742	—	additional payment to you needed to reach $7,000
We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:
Remainder due to you = Withdrawal needed – [applicable withdrawal charge percentage times withdrawal needed]
$742.00	=	x – [.06x]
$742.00	=	.94x
$742.00/.94	=	x
$789.36	=	x
$789.36	—	deemed withdrawn from 2003 Purchase Payment
$742.00	—	part of withdrawal request payable to you
$47.36	—	withdrawal charge on 2003 Purchase Payment deemed withdrawn (payable to us)
B-2

APPENDIX C: Optional Enhanced Death Benefits
You could have elected a death benefit that differs from the standard death benefit by purchasing an optional death benefit Rider:
• only if the Rider was available in your state;
• only when you applied for the Contract;
• if you elected the Enhanced Death Benefit Rider, only if each Owner and each Annuitant was under age 80 at the time you applied for the Contract; and
• if you elected the Earnings Enhancement Death Benefit Rider, only if each Owner and each Annuitant was under age 75 at the time you applied for the Contract.
We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was available in your state.
As long as an optional death benefit Rider is in effect, you pay the monthly charge shown in the Fee Tables for that benefit. The Rider and its related charges terminate on:
• the Contract’s Maturity Date; or
• upon your surrendering the Contract; or
• a change of ownership, except where a Spousal Beneficiary continues the Rider after an Owner’s death (we explain Contract continuation by a Spouse in the “Distribution Requirements Following Death of Owner” section).
In addition, you may terminate the Enhanced Death Benefit Rider at any time by providing written notification to us at the Annuities Service Center shown on the back cover of this Prospectus. If you purchased an Earnings Enhancement Death Benefit Rider, however, you cannot request us to terminate the Rider and its charges.
Enhanced Death Benefit Rider
Under this benefit, we will pay the greatest of:
• the standard death benefit;
• the amount of each Purchase Payment you have paid (but not including any extra credits), accumulated at 5% effective annual interest during the benefit’s measuring period (less any withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or
• the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract during the benefit’s measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.
The benefit’s “measuring period” includes only those Contract Anniversaries that occur (1) before we receive proof of death and (2) before the measuring life turns age 81. The benefit’s “measuring life” is:
• the Owner, if there is only one Owner under your Contract and the death benefit is payable because the Owner dies before the Maturity Date;
• the oldest Owner, if there are joint Owners under your Contract and the death benefit is payable because either Owner dies before the Maturity Date;
• the Annuitant, if there is only one Annuitant under your Contract and the death benefit is payable because the Annuitant dies before the Maturity Date; or
• the youngest Annuitant, if there are joint Annuitants under your Contract and the death benefit is payable because the surviving Annuitant dies during the Owner(s) lifetime(s) but before the Maturity Date.
If an Owner is also an Annuitant, we generally consider that person to be an “Owner” instead of an “Annuitant” for purposes of determining the benefit’s measuring life.
The Enhanced Death Benefit Rider that we offered in IL, MN, NY and WA differs from that described above, and the charge assessed under Contracts issued in those states with this Rider may differ from the current optional benefit Rider charge shown in the Fee Tables section of the Prospectus. Under the Rider available NY and WA, we will pay an enhanced death benefit (in lieu of the standard death benefit) that is the greater of (i) the highest total value of your Contract as of any anniversary of your Contract during the Rider’s measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary or (ii) the total value of your Contract as of the date we receive proof of death. In IL and MN, the benefit is based on the life of the Annuitant.
For Contracts issued in IL, MN, NY, ND, OR and WA, the annual charge for the Enhanced Death Benefit Rider is 0.15% of your Contract’s total value. We assess 1/12th of this charge monthly. For a more complete description of the terms and conditions of this benefit, please refer directly to the Rider. We will provide you with a copy on request. This Rider (and related charges) will terminate on the Contract’s date of maturity, upon your surrendering the Contract, or upon your written request that we terminate it.
Example. Assume you purchased a Contract with the Enhanced Death Benefit Rider with a single Purchase Payment of $100,000 when you were 55 years old on May 1, 1998. Assuming no withdrawals or payments and the Anniversary Values in the chart below, the Enhanced Death Benefit on May 1, 2010 would be $162,933.00.
Date	Anniversary Value	Standard Death Benefit	5% Accumulation	Highest Anniversary Value
May 1, 2000	$100,000.00	$100,000.00	$100,000.00	$100,000.00
May 1, 2001	$97,000.00	$100,000.00	$105,000.00	$100,000.00
May 1, 2002	$106,000.00	$106,000.00	$110,250.00	$106,000.00
May 1, 2003	$109,000.00	$109,000.00	$115,762.50	$109,000.00
May 1, 2004	$114,000.00	$114,000.00	$121,566.87	$114,000.00
May 1, 2005	$104,000.00	$104,000.00	$127,645.21	$114,000.00
May 1, 2006	$99,000.00	$100,000.00	$134,027.47	$114,000.00
May 1, 2007	$106,000.00	$106,000.00	$140,728.84	$114,000.00
May 1, 2008	$113,000.00	$113,000.00	$147,785.04	$114,000.00
May 1, 2009	$119,000.00	$119,000.00	$155,174.29	$119,000.00
May 1, 2010	$115,000.00	$115,000.00	$162,933.00	$119,000.00
For a more complete description of the terms and conditions of the Rider you purchased, please refer directly to your Contract.
You should carefully review the tax considerations for optional benefits under “XI. Federal Tax Matters” if you selected this optional benefit.
Earnings Enhancement Death Benefit Rider
(not offered with Contracts issued to Qualified Plans or for Contracts issued in IL, MN, ND, OR, NY and WA)
Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants when you purchased the benefit. In certain marketing materials, this benefit may have been referred to as the “Beneficiary Tax Relief” benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.
The earnings enhancement amount is determined as follows:
• if all of the Owners and the Annuitant are under age 70 on the date your benefit was issued, the earnings enhancement amount will be 40% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your “Net Purchase Payments,” up to a maximum benefit amount of 80% of your “Adjusted Net Purchase Payments” prior to the date of the decedent’s death;
• if any of the Owners or the Annuitant is age 70 or older on the date your benefit was issued, the earnings enhancement amount will be 25% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your “Net Purchase Payments,” up to a maximum benefit amount of 50% of your “Adjusted Net Purchase Payments” prior to the date of the decedent’s death; but
• if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.
“Net Purchase Payments,” for purposes of this benefit, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase

Payments. “Adjusted Net Purchase Payments” means Net Purchase Payments minus any Purchase Payments you paid in the 12 month period prior to the decedent’s death (excluding the initial Purchase Payments).
For a more complete description of the terms and conditions of the Rider you purchased, please refer directly to your Contract.
Examples of Earnings Enhancement Death Benefit Calculation
The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the Contracts in each case. Actual investment performance may be greater or lower than the amounts shown.
Example 1 - Earnings enhancement death benefit with standard death benefit, no adjustments for withdrawals or Additional Purchase Payments
Assume:
• You elect the Earnings Enhancement Death Benefit Rider (but not the Enhanced Death Benefit Rider) when you purchased your Contract,
• At the time of purchase, you and the Annuitant are each under age 70 and you pay an initial Purchase Payment of $100,000,
• You allocate the Purchase Payment to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,
• We determine the death benefit before the Maturity Date, in the fourth year of your Contract on a day when your Contract Value is $180,000.
Calculation of Standard Death Benefit
We compare the total value of your Contract ($180,000, with no market value adjustment) to the total amount of Purchase Payments you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.
Calculation of Earnings Enhancement Amount
Because you and the Annuitant were both under age 70 when the Rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your “Net Purchase Payments,” up to a maximum benefit amount equal to 80% of your “Adjusted Net Purchase Payments.”
Calculation of Net Purchase Payments and Adjusted Net Purchase Payments – To determine “Net Purchase Payments,” we reduce the Purchase Payments you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges).
Example. In this example, the Net Purchase Payments is $100,000. To determine “Adjusted Net Purchase Payments,” we reduce the Net Purchase Payments ($100,000) by any Purchase Payments you made, other than the initial Purchase Payment, during the 12 months before we calculated the death benefit ($0). In this example, the “Adjusted Net Purchase Payments” is $100,000.
Calculation of Maximum Benefit Amount – The maximum benefit amount under the Earnings Enhancement Death Benefit Rider in this example is 80% of the Adjusted Net Purchase Payments ($100,000), or $80,000.
The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Purchase Payments ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefore $32,000.
The total death benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.
Example 2 - Earnings enhancement death benefit with enhanced death benefit, adjusted for withdrawal and Additional Purchase Payment

Assume:
• You elect the Earnings Enhancement Death Benefit Rider and the Enhanced Death Benefit Rider when you purchase your Contract,
• At the time of purchase, you are over age 70 and you pay an initial Purchase Payment of $100,000,
• You allocate the Purchase Payment to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,
• On the seventh anniversary of your Contract, your Contract Value is $175,000, which is the highest value on any anniversary date,
• On the day after the seventh anniversary of your Contract, you make a withdrawal of $80,000,
• On the eighth anniversary of your Contract, your Contract Value is $110,000, and you make an Additional Purchase Payment of $10,000 at the end of the eighth year of your Contract,
• We determine the death benefit before the Maturity Date in the middle of the ninth year of your Contract, on a day when your Contract Value is $120,000.
Calculation of Enhanced Death Benefit
In this example, the enhanced death benefit is the highest of an accumulated Purchase Payment “roll-up” amount, a “highest anniversary value” amount and your Contract Value on the date the death benefit is determined.
Calculation of Purchase Payment Roll-up - We calculate the amount of each Purchase Payment you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial Purchase Payment, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second Purchase Payment is $10,246.95. The total amount of the Purchase Payment “roll-up” is $75,566.70.
Calculation of Highest Anniversary Value - We determine the highest anniversary value of your Contract on any anniversary date during the Rider’s measuring period ($175,000), plus any Purchase Payments since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the “highest anniversary value” is $105,000.
Your Contract Value on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the Purchase Payment roll-up amount ($75,566.70) and higher than the “highest anniversary value” amount ($105,000). The enhanced death benefit is therefore $120,000.
Calculation of Earnings Enhancement Amount
Because you were over age 70 when the Rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your “Net Purchase Payments,” up to a maximum benefit amount equal to 50% of your “Adjusted Net Purchase Payments.”
Calculation of Net Purchase Payments and Adjusted Net Purchase Payments – To determine “Net Purchase Payments,” we reduce the Purchase Payments you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Purchase Payments is the amount of Purchase Payments paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine “Adjusted Net Purchase Payments,” we reduce the Net Purchase Payments ($105,000) by any Purchase Payments you made during the 12 months before we calculated the death benefit ($10,000). In this example, the “Adjusted Net Purchase Payments” is $95,000.
Calculation of Maximum Benefit Amount – The maximum benefit amount under the Earnings Enhancement Death Benefit Rider in this example is 50% of your Adjusted Net Purchase Payments ($95,000), or $47,500.
The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Purchase Payments ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.
The total death benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

You should carefully review the tax considerations for optional benefit Riders if you selected any of these optional death benefit Riders. The death benefits under these Riders will decrease if you make withdrawals under your Contract.

Our Statements of Additional Information provide additional information about the Contracts, including any optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information, request other information about the Contracts and make investor inquiries without charge upon request by contacting us at the Annuities Service Center shown below, on our website at www.johnhancock.com/annuities or by calling us at 1-800-344-1029.
We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address
PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities	372 University Ave – Suite 55444 Westwood, MA 02090 1-800-344-1029
1940 Act File No. 811-07711
1933 Act File No. 333-164147
EDGAR Contract Identifier No. C000085948

Statement of Additional Information
Dated April 27, 2026
JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT Q
This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (“JHLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions as follows:
Related JHLICO-Issued Variable Annuity Prospectus
(to be read with this Statement of Additional Information)
Name of Policy (and SEC EDGAR Identifier #)
Revolution Value Variable Annuity (C000085948)
Unless otherwise specified, “we”, “us”, “our”, or the “Company” refers to John Hancock USA.
You may obtain a copy of the Prospectus listed above by emailing us at Life_and_Annuities_Prospectuses@jhancock.com or contacting us at the following addresses:
John Hancock Life Insurance Company (U.S.A.)
John Hancock Annuities Service Center
Overnight Mail Address	Mailing Address
372 University Ave, STE 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities

General Information and History
John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly known as John Hancock Variable Annuity Account H) (the “Separate Account” or the “Registrant”), is a separate investment account of John Hancock Life Insurance Company (U.S.A.) and was established on April 8, 1996 as a separate account of John Hancock Life Insurance Company (“JHLICO”). Your Contract was issued by JHLICO. In this Statement of Additional Information, John Hancock Life Insurance Company (U.S.A.) is referred to as “John Hancock USA” and also referred to as “we,” “us,” “our,” or “the Company” in its role as successor to JHLICO. Effective December 31, 2009, we entered into a merger agreement with JHLICO and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the separate account that currently funds your Contract: John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly John Hancock Variable Annuity Account H). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account Q (the “Separate Account”).
Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the Contracts. We will continue to administer and service inforce contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these contracts. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444; its overnight mail address is 372 University Ave, STE 55444, Westwood, MA 02090; and its website address is www.johnhancock.com/annuities. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries.
Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
Services
Independent Registered Public Accounting Firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, incorporated in this SAI by reference to report on Form N-VPFS filed April 15, 2026, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon, and are incorporated by reference in reliance upon such report given on the authority of such firm as experts in auditing and accounting.
The financial statements of JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT Q (File No. 811-07711) (formerly, John Hancock Variable Annuity Account H) as of December 31 2025, and for the two years in the period then ended, incorporated in this SAI by reference to report on Form N-VPFS filed April 15, 2026, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, and are incorporated by reference in reliance upon such report given on the authority of such firm as experts in auditing and accounting.
The business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts, 02116.
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Servicing Agent
DXC Technology provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:
• daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
• weekly commission statements;
• monthly summaries of agent production and daily transaction reports;
• semiannual statements for Contract Owners; and
• annual Contract Owner tax reports.
We paid DXC $3.60 million for 2023, $4.70 million for 2024, and $3.80 million for 2025, plus certain other fees for the services provided.
Principal Underwriter
John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2025, 2024, and 2023, were $121,155,514, $129,999,024, and $127,818,295, respectively. JH Distributors did not retain any of these amounts during such periods.
Compensation
The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.
The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.
Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.
Calculation of Annuity Payments
Calculation of Annuity Units
We use a measuring device called an “annuity unit” to help us compute the amount of each monthly payment that is based on a Variable Investment Option. Each Variable Investment Option has its own annuity unit with its own annuity unit value.
The number of the Contract’s annuity units for each Variable Investment Option normally doesn’t change while the payee continues to receive payments, unless the payee makes a transfer from one Variable Investment Option to another. The amount of each monthly annuity payment based on a Variable Investment Option equals the number of the Contract’s annuity units in that option times the value of one such unit as of the tenth day preceding the payment’s due date.
To compute the amount of the first annuity payment that is based on any Variable Investment Option, we first determine the amount of your Contract Value that we will apply to that Variable Investment Option. We do this as of 10 calendar days
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prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under “The annuity period – choosing fixed or variable annuity payments.”
For each Variable Investment Option, we then divide:
the resulting value (minus any premium tax charge)
by
$1,000
and multiply the result by
the applicable annuity purchase rate set forth in the Contract and reflecting
(1) the age and, possibly, sex of the payee and
(2) the assumed investment rate (discussed below)
This computation determines the amount of the initial monthly variable annuity payment to the annuitant from each Variable Investment Option.
We then determine the number of annuity units to be credited to the Contract from each of such Variable Investment Options by dividing:
the amount of the initial monthly variable annuity payment from that Variable Annuity Option by
the annuity unit value of that Variable Investment Option as of 10 calendar days prior to the date the initial payment is due
For example, assume that 10 days before the date of maturity, a Contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the Contract for an assumed investment rate of 3½% is $5.47 per $1000 of proceeds for the Annuity Option elected. The initial monthly annuity payment would be $262.56.
4000.000 x 12.000000 x 5.47
1,000
If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).
Annuity Unit Values
The value of the annuity units varies from day to day, depending on the investment performance of the Variable Investment Option, the deductions made against the Variable Investment Option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.
We calculate annuity unit value separately for each Variable Investment Option. As of the close of each Business Day, we calculate the value of one annuity unit by
(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then
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(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your Contract has an assumed investment rate of 3½% per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the Variable Investment Option exceeds 3½% per year and will decrease only if it is less than 3½% per year.
The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each Variable Investment Option used in calculating the “net investment factor” (described below) will be equal on an annual basis to the “assumed investment rate” (described under “VIII. The Annuity Period – Variable Monthly Annuity Payments” in the Prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.
Mortality Tables
The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male’s viewpoint than would otherwise be the case.
Additional Information about Determining Unit Values
The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each Variable Investment Option. As of the close of each Business Day, we calculate the value of one accumulation unit of a Variable Investment Option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable “net investment rate” for the period subsequent to such preceding value. See “Net Investment Rate” below.
Net Investment Rate
For any period, the net investment rate for a Variable Investment Option equals
(1) the percentage total investment return of the corresponding Portfolio for that period (assuming reinvestment of all dividends and other distributions from the Portfolio), less
(2) for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the Variable Investment Option at the beginning of the period, and less
(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.
Adjustment of Units and Values
We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your Contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your Contract.
Hypothetical Examples Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values
Assume at the beginning of the period being considered, the value of a particular Variable Investment Option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the Variable Investment Option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 - $137.00) divided by $4,000,000 or 0.0009658.
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Assume further that each accumulation unit had a value of $11.250000 on the previous Business Day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the Variable Investment Option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or $1.085946. The final figure, .999905754, neutralizes the effect of a 3½% assumed investment rate so that the annuity unit’s change in value reflects only the actual investment experience of the Variable Investment Option.
Purchases and Redemptions of Portfolio Shares
The Company purchases and redeems Portfolio shares for the Account at their net asset value without any sales or redemption charges. Each available Portfolio issues its own separate series of Portfolio shares. Each such series represents an interest in one of the Portfolios of the Trusts, which corresponds to one of our Variable Investment Options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Portfolio at their net asset value as of the dates paid.
On each Business Day, the Separate Account purchases and redeems shares of each Portfolio for each Variable Investment Option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among Investment Options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each Portfolio determined on that same date.
The Separate Account
In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by John Hancock USA or its predecessor, JHLICO, to commence operations of a Variable Investment Option or an underlying Portfolio. From time to time these additional amounts may be transferred in cash by us to our General Account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.
Liability for Telephone Transfers
If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include:
• requiring personal identification,
• tape recording calls, and
• providing written confirmation to the Owner.
If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.
Voting Privileges
Here’s the formula we use to determine the number of Portfolio shares as to which you may give instructions:
the total value of your accumulation units in a Variable Investment Option divided by
the net asset value of 1 share of the corresponding class of the Portfolio shares
At a shareholders’ meeting, you may give instructions regarding:
(1) the election of a Board of Trustees,
(2) the ratification of the selection of independent auditors,
5

(3) the approval of a Series Portfolio’s investment management agreements, and
(4) other matters requiring a vote under the 1940 Act.
The annuitant or other payee will also be entitled to give voting instructions with respect to the Portfolio shares corresponding to any Variable Investment Option under which variable annuity payments are then being made. We determine the number of Portfolio shares for which the payee can give instructions by dividing the actuarially determined present value of the payee’s annuity units that correspond to that Portfolio by the net asset value of one share of that Portfolio.
We will furnish you information and forms so that you may give voting instructions.
We may own Portfolio shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Portfolio’s shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.
We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.
6

PART C
OTHER INFORMATION
ITEM 27. EXHIBITS
(a)
(i)
John Hancock Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account H, dated April 8, 1996; incorporated herein by reference to the Registrant’s Registration Statement, filed with the Commission on July 18, 1996.
(ii)
John Hancock Life Insurance Company (U.S.A.) Board Resolutions dated September 28, 2009 accepting and renaming the separate account upon merger to John Hancock Life Insurance Company (U.S.A.) Separate Account Q - incorporated by reference to Exhibit (24)(B)(1)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.
(b)
Not Applicable.
(c)
(i)
Distribution and Servicing Agreement dated February 17, 2009 - incorporated by reference to Exhibit (24)(b)(3)(ii) to Post—Effective Amendment No. 31 to Form N-4, File No. 333-70728, filed on April 30, 2009.
(ii)
General Agent and Broker-Dealer Selling Agreement - incorporated by reference to Exhibit (24)(b)(3)(b) to Post-effective Amendment No. 7 to Form N-4 Registration Statement of John Hancock Life Insurance Company (File Nos. 333-84771) filed April 3, 2009.
(d)
(i)
Form of deferred combination fixed and variable annuity contract, incorporated by reference to Pre- Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.
(ii)
Form of waiver of withdrawal charge rider, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.
(iii)
Form of guaranteed retirement income benefit rider, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.
(iv)
Form of death benefit enhancement rider, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.
(v)
Form of accumulated value enhancement rider, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.
(vi)
Form of death benefit enhancement rider for Revolution Value II Variable Annuity Contracts, incorporated by reference to Post-Effective Amendment No. 6 this Registration Statement, File No. 333-81103, filed on January 9, 2003.
(vii)
Form of Guaranteed Retirement Income Benefit Rider for Revolution Value II Variable Annuity Contracts, incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, File No. 333-81103, filed on January 9, 2003.
(viii)
Form of Highest Anniversary Value Death Benefit Rider for Revolution Value II Variable Annuity Contracts, incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, File No. 333-81103, filed on January 9, 2003.
(ix)
Form of Flexible premium deferred variable annuity contract for Revolution Value II Variable Annuity, incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, File No. 333- 81103, filed on January 9, 2003.
(x)
Form of Endorsement dated December 31, 2009 applicable to contracts, policies or certificates as a result of the merger of John Hancock Life Insurance Company into John Hancock Life Insurance Company (U.S.A.) - incorporated by reference to Exhibit (24)(B)(4)(l) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.
(xi)
Form of Enhanced Termination Value Endorsement, incorporated by reference to Exhibit 24(B)(4)(m) to Post-Effective Amendment No. 11 to this Registration Statement, File No. 333-164147, filed on April 26, 2019.
(e)
Form of contract application, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.

(f)
(a)
Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).
(b)
Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984 – Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.
(c)
Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(iii) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.
(d)
By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated December 2, 1992. - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).
(e)
Amendment to By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated June 7, 2000. - Incorporated by reference to pre- effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.
(f)
Amendment to By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated March 12, 1999. - Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.
(g)
Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(v) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.
(h)
Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.
(i)
Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by referenced to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.
(j)
Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.
(g)
Not Applicable.
(h)
(i)
Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.
(ii)
Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.
(iii)
Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.
(iv)
Amended and Restated Participation Agreement among M Fund, Inc., M Fund Advisers, Inc., John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), and John Hancock Life Insurance Company of New York dated November 13, 2009 - incorporated by reference to Exhibit (24)(B)(8)(c)(iv) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.

(i)
(a)
Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Annuity Contracts between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Exhibit (24)(B)(8)(a) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.
(b)
CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post- Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this Exhibit have been omitted pursuant to an order granting Confidential Treatment granted by the SEC on March 29, 2019.]
(c)
Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this Exhibit have been omitted pursuant to an order granting Confidential Treatment granted by the SEC on March 29, 2019.]
(j)
Not Applicable.
(k)
(a)
Opinion and Consent of Counsel, incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement File No. 333-81103, filed on October 19, 2001.
(b)
Opinion and Consent of Counsel - incorporated by reference to Exhibit 24(B)(9)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.
(l)
Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]
(m)
All financial statements omitted from Item 26, Financial Statements—Not Applicable.
(n)
Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—Not Applicable.
(o)
Form of Initial Summary Prospectuses—Not Applicable.
(p)
Powers of Attorney
(i)
Powers of Attorney for: James R. Boyle; Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr.; and John G. Vrysen - incorporated by reference to Exhibit 24(B)(10)(c) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.
(ii)
Powers of Attorney for Paul M. Connolly and Steven Finch, incorporated by reference to Exhibit 24(B)(10)(d) to this Registration Statement, File No. 333-164147, filed on May 2, 2011.
(iii)
Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(B)(10)(e) to this Registration Statement, File No. 333-164147, filed on April 30, 2012.
(iv)
Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(B)(10)(f) to this Registration Statement, File No. 333-164147, Filed on April 25, 2013.
(v)
Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(B)(10)(g) to this Registration Statement, File No. 333-164147, Filed on April 28, 2014.
(vi)
Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(B)(10)(h) to this Registration Statement, File No. 333-164147, Filed on April 28, 2017.
(vii)
Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(B)(10)(i) to Post- Effective Amendment No. 9 to this Registration Statement, File No. 333-164147, filed on April 27, 2018.
(viii)
Power of Attorney for Brooks Tingle, incorporated by reference to Exhibit 24(B)(10)(j) to Post-Effective Amendment No. 11 to this Registration Statement, File No. 333-164147, filed on April 26, 2019.
(ix)
Power of Attorney for J. Stephanie Nam, incorporated by reference to Exhibit 24(b)(15)(x) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(x)
Power of Attorney for Ken Ross, incorporated by reference to Exhibit 24(b)(15)(xi) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(xi)
Power of Attorney for Henry H. Wong, incorporated by reference to Exhibit 24(b)(15)(xii) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(xii)
Power of Attorney for Shamus Weiland, incorporated by reference to Exhibit 24(b)(10)(n) to Post-Effective Amendment No. 13 to Registration Statement, File No. 333-164167, filed on April 23, 2021.

(xiii)
Power of Attorney for Emanuel Alves, incorporated by reference to Exhibit (27)(xiv) to Post-Effective Amendment No. 55 to Registration Statement, File No. 333-70728, filed on November 17, 2021.
(xiv)
Power of Attorney for Thomas Edward Hampton, incorporated by reference to Exhibit (27)(xv) to Post- Effective Amendment No. 55 to Registration Statement, File No. 333-70728, filed on November 17, 2021.
(xv)
Powers of Attorney for Emanuel Alves, Paul M. Connolly, Thomas Edward Hampton, Marianne Harrison, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh Jr., Brooks Tingle, Shamus Weiland, and Henry H. Wong, incorporated by reference to Exhibit 27(xvi) to Post-Effective Amendment No. 14, File No. 333-164147, filed on April 22, 2022.
(xvi)
Powers of Attorney Emanuel Alves, Paul M. Connolly, Nora Newton Crouch, Thomas Edward Hampton, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh Jr., Colin Simpson, Brooks Tingle, Simonetta Vendittelli, Shamus Weiland, and Henry H. Wong, incorporated by reference to Exhibit 27(xvi) to Post-Effective Amendment No. 15, File No. 333-164147, filed with the Commission on April 24, 2023.
(xvii)
Power of Attorney for Simonetta Vendittelli, incorporated by reference to Exhibit 27(xviii) to Post-Effective Amendment No. 62, File No. 333-70728, filed with the Commission on April 19, 2024.
(xviii)
Powers of Attorney for Eileen Cloherty, Aimee DeCamillo, Dara Gough, and Alex Silva, incorporated by reference to Exhibit 27(xviii) to Post-Effective Amendment No. 23, File No. 333-149421, filed with the Commission on April 21, 2025.
(xix)
Power of Attorney for Adam T. Wise. [FILED HEREWITH]

Item 28. Directors and Officers of the Depositor
Officers and Directors of John Hancock Life Insurance Company (U.S.A.):
Name and Principal Business Address	Position with Depositor
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Chair, Director, President & Chief Executive Officer
Nora N. Crouch 804 Pepper Avenue Richmond, VA 23226	Director
Aimee DeCamillo 200 Berkeley St. Boston, MA 02116	Director, Executive Vice President, & Global Head of Retirement
Dara Gough 200 Berkeley St. Boston, MA 02116	Director, Vice President
Thomas E. Hampton 5207 2nd Street NW Washington, DC 20011	Director
J. Stephanie Nam 129 State Street Portsmouth, NH 03801	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director, Vice President
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director
Adam T. Wise 197 Clarendon Street Boston, MA 02116	Director & Vice President
Executive Vice Presidents
Andrew G. Arnott**	Global Head of Institutional, Product, and Strategy
Senior Vice Presidents
John Addeo**	Global Fixed Income Chief Investment Officer
John C.S. Anderson**	Global Head of Corporate Finance and Infrastructure
Peter Chung*	Global Head of Corporate Development
Kevin J. Cloherty**	Deputy General Counsel, Global Markets
Jackie Collier**	GWAM Chief Compliance Officer
Kristie Feinberg*	President of Manulife JH Investments and Head of Retail MIM
Maryscott Greenwood**	Global Head of Regulatory & Public Affairs
Len van Greuning*	Chief Information Officer MIM
Lindsay Hanson*	US Chief Marketing Officer
Hector Martinez*	Head of US Insurance
John B Maynard**	Deputy General Counsel, Legacy, Reinsurance & Tax
Joelle Metzman**	GWAM Chief Risk Officer
Sinead O’Connor*	Global Head of Inforce Management
Wayne Park*	Head of US Retirement and MIM
Gerald Peterson**	Global Head of Operations and Data Management
Nicole Rafferty***	Global Head of Contact Centers
Chet Ritchie*	Global Head of Talent Acquisition
Susan Roberts*	Head of LTC Customer Care and Integrations
Ian Roke**	Global Head of Financial Risk Management
Thomas Samoluk**	US General Counsel and US Government Relations

Name and Principal Business Address	Position with Depositor
Anthony Teta*	US Head of Inforce Management
Nathan Thooft**	MAS and Global Equities Chief Investment Officer
Anne Valentine-Andrews***	Global Head of Private Markets
Blake Witherington**	US Chief Credit Officer
Henry H. Wong**	Chief Investment Officer
Vice Presidents
Jay Aronowitz**
Kevin Askew**
William Auger*
Jack Barry*
Paul Batten**
P.J. Beltramini*
Abigail M. Benham*
Mark G. Bensman***
Alexander Beoglin**
Jon Bourgault**
J.J. Bowman*
Paul Boyne**
James Brandell*
Ted Bruntrager*	Chief Compliance Officer & Chief Risk Officer
Grant Buchanan***
Ginger Burns Beaupre**
Brendan Campbell*
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Jeffrey Cathie*
Ken K. Cha*
Christopher M. Chapman**
Sheila Chernicki*
Eileen Cloherty*	Chief Accounting Officer & Controller
Maggie Coleman***
Catherine Z. Collins**
Doug Comer*
Meredith Comtois*
Thomas D. Crohan**
Susan Curry**
Ken D’Amato**
Michelle M. Dauphinais*
Ryan Davies**
Frederick D Deminico**
Susan P Dikramanjian**
William D Droege**
Jeffrey Duckworth**
Jodi Enggasser*
Jieyu Fan*
Marc Feliciano**
Katie M. Firth**
Lauren Marx Fleming**
Mark Flinn**
Philip J. Fontana**
Laura Foster***
Matthew Gabriel*
Paul Gallagher**
Melissa Gamble**
Scott B. Garfield**
Marco Giacomelli***
Jeffrey N. Given**

Name and Principal Business Address	Position with Depositor
Thomas C. Goggins**
Miguel Gonzalez*
Howard C. Greene**
Erik Gustafson**
Ryan M Hanna***
Richard Harris***	Appointed Actuary
Jessica Harrison***
John Hatch*
Katharine Hayes*
Justin Helferich***
Michael Hession*
Philip Huvos*
Sesh Iyengar**
Kinga Kapuscinski**
Gillian Kelley*
Geoffrey Grant Kelley**
Recep C. Kendircioglu**
Neal P. Kerins*
Brian J Kernohan***
Michael P King***
Heidi Knapp**
Tomoko Kosinski**
Robert Krempus***
Diane R. Landers**
Michael Landolfi**
Tracy Lannigan**	Counsel and Corporate Secretary
Peter Lathrop*
Michael Lebowitz***
Jessica Lee***
Eric Lippart***
Hua Liu***	Treasury
Scott Lively**
David Loh***
Brad Lutz**
Patrick MacDonnell**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Katie L. McKay**
Eric S. Menzer**
Stella Mink***
Matthew Miskin**
Michelle Morey*
Patricia Wall Mundy*
Catherine Murphy*	Deputy Appointed Actuary
Richard Myrus**
Lisa Natalicchio*
Scott Navin**
Frank G. O’Neill***
Pragya Pandit*
Chirag T. Patel***
Gary M. Pelletier**
David Pemstein**
Joanne Pietrini Smith*
Susan J. Pirog*
Jessica Portelance***
Jason M. Pratt**
Peta-Gaye M Prinn**

Name and Principal Business Address	Position with Depositor
Ed Rapp**
Todd Renneker**
Emily Roland**
Timothy A Roseen**
Barbara H. Rosen-Campbell**
Caryn Rothman**
Ryan Sample**
Jeffrey R. Santerre**
Michael Scanlon**
Marcia Schow**
Christopher L. Sechler**
Estelle Shaw-Latimer***
Thomas Shea**
Lisa Shepard**
Bill Shields**
Alex Silva*	Chief Financial Officer
Fernando A. Silva**
Susan Simi**
Nathan Slichter***
Brittany Straughn*
Katherine Sullivan**
Trevor Swanberg**
Robert E. Sykes, Jr.**
Wilfred Talbot*
Gary Tankersley*
Michelle Taylor-Jones*
Anne Thibeault*
Brian E. Torrisi**
Gina Goldych Walters**
Adam Weigold**
Craig White**
Jonathan T. White**
Charles J. Wiegersma*
Bryan Wilhelm*
Karin Wilsey**
Josiah K. Winslow**
Thomas Zakian**
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.
On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2025, appears below:

Item 30. Indemnification
Article XIV of the Restated Articles of Redomestication of the Company provides as follows:
No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:
i) a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;
ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;
iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;
iv) a transaction from which the director derived an improper personal benefit; or
v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.
If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.
Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriters
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC.
Name	Title
Rick Carlson**	Vice President, US Taxation
Jackie Collier**	Director
Michelle Dauphinais*	Vice President
Tracy Lannigan**	Vice President, Counsel, Corporate Secretary
Alex Silva*	Director
Bryan Wilhelm*	Director
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) None.
Item 32. Location of Accounts and Records
The information required by this item is included in the most recent Form N-CEN filed with the SEC by the Separate Account.
Item 33. Management Services
Not applicable.
Item 34. Fee Representation
(a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
(b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended
Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 21st day of April, 2026.
John Hancock Life Insurance Company (U.S.A.) Separate Account Q (Registered Separate Account)
By:	John Hancock Life Insurance Company (U.S.A.) (Insurance Company)
By:	* Brooks Tingle Chair, President, and Chief Executive Officer
John Hancock Life Insurance Company (U.S.A.)
By:	* Brooks Tingle Chair, President, and Chief Executive Officer

*/s/ Sophia Pattas Sophia Pattas, as Attorney-In-Fact *Pursuant to Power of Attorney

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of the 21st day of April, 2026.
Signature	Title
* Brooks Tingle	Chair, President, and Chief Executive Officer
* Alex Silva	Chief Financial Officer
* Eileen Cloherty	Chief Accounting Officer and Controller
* Nora Newton Crouch	Director
* Aimee DeCamillo	Director
* Dara Gough	Director
* Thomas Edward Hampton	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Shamus Weiland	Director
* Adam T. Wise	Director
*/s/ Sophia Pattas Sophia Pattas, as Attorney-In-Fact *Pursuant to Power of Attorney